UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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SMTC CORPORATION

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SMTC CORPORATION

635 HOOD ROAD

MARKHAM, ONTARIO

CANADA L3R 4N6

June 18, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation to be held at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6 on Wednesday, July 28, 2010 at 11 a.m., Eastern Daylight Time.

Pursuant to rules promulgated by the Securities and Exchange Commission, we are providing each holder of our common stock a notice containing instructions on how to access our 2010 Proxy Statement and Annual Report and vote online. All holders of exchangeable shares will continue to receive a copy of the Proxy Statement and Annual Report by mail. The Proxy Statement contains instructions on how you can (i) receive a paper copy of the Proxy Statement and Annual Report, if you only received a notice by mail, or (ii) elect to receive your Proxy Statement and Annual Report over the Internet, if you received them by mail this year.

Details of the business to be conducted at the Annual Meeting are given in the Proxy Statement and Notice of Annual Meeting of Stockholders. You should read with care the Proxy Statement that describes the proposed nominees for director, the proposed amendment to the SMTC Corporation charter and proposed changes to the stock option plan.

Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. You are accordingly urged to vote via a toll-free telephone number, over the Internet, or, if you received a paper copy of the proxy card by mail, you may complete, sign, date and promptly return the proxy card. Instructions regarding all three methods of voting are contained on the proxy card. If you vote and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in our Company. We look forward to seeing you at the Annual Meeting.

Sincerely,

John E. Caldwell President and Chief Executive Officer SMTC Corporation

SMTC CORPORATION

635 HOOD ROAD

MARKHAM, ONTARIO

CANADA L3R 4N6

NOTICE OF 2010 ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD JULY 28, 2010

The Annual Meeting of Stockholders (the “Annual Meeting”) of SMTC Corporation, a Delaware corporation (the “Company”), will be held at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6 on Wednesday, July 28, 2010 at 11:00 a.m., Eastern Daylight Time, for the following purposes:

1. To elect six directors to serve until the 2011 Annual Meeting and until successors are elected and qualified in accordance with the by-laws of the Company.

2. To ratify the appointment of KPMG LLP as SMTC Corporation’s independent registered public accountants for the fiscal year ending January 2, 2011.

3. To approve the SMTC Corporation/SMTC Manufacturing Corporation of Canada 2010 Equity Incentive Plan.

4. To ratify the adoption of the SMTC Corporation Tax Benefits Preservation Plan.

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement, which is attached, and made a part, hereof.

The Board of Directors has fixed the close of business on June 4, 2010 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO VOTE VIA A TOLL-FREE TELEPHONE NUMBER, OVER THE INTERNET, OR, IF YOU RECEIVED A PAPER COPY OF THE PROXY CARD BY MAIL, YOU MAY COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE PROXY CARD. INSTRUCTIONS REGARDING ALL THREE METHODS OF VOTING ARE CONTAINED ON THE PROXY CARD. IF YOU VOTE AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

By Order of the Board of Directors,

Jane Todd Secretary

Markham, Ontario

June 18, 2010

SMTC CORPORATION

635 HOOD ROAD

MARKHAM, ONTARIO

CANADA L3R 4N6

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

General Information

The Board of Directors of SMTC Corporation, a Delaware corporation, is soliciting your proxy form to vote your shares at our 2010 Annual Meeting of Stockholders to be held on Wednesday, July 28, 2010 at 11:00 a.m., Eastern Daylight Time, at our offices located at 635 Hood Road, Markham, Ontario, Canada, L3R 4N6.

This Proxy Statement contains important information regarding our annual meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information that you may find useful in determining how to vote, and describes voting procedures.

We use several abbreviations in this Proxy Statement. We refer to our company as “SMTC” or the “Company.” We call our board of directors the “Board.” References to “2009” mean our fiscal period 2009, which began on January 5, 2009 and ended on January 3, 2010. We refer to the 2010 Annual Meeting of Stockholders as the “Annual Meeting.”

As permitted by rules recently adopted by the Securities and Exchange Commission, we are making this proxy statement and our annual report available to our stockholders electronically via the Internet. On June 18, 2010, we mailed to our common stock shareholders of record as of the close of business on June 4, 2010 a Notice of Internet Availability of Proxy Materials, or the Notice, containing instructions on how to access this proxy statement and our annual report online, and we began mailing these proxy materials to the trustee for the special voting share and holders of exchangeable shares. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice. The Company will bear all attendant costs of the solicitation of proxies.

The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners, including beneficial owners of exchangeable shares subject to and in accordance with the provisions of National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer. Proxies may be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile, or email, or by a third party.

Who May Attend and Vote?

Each holder of the Company’s common stock, par value $.01 per share (“Common Stock”), is entitled to one vote for each share of Common Stock owned as of the record date, and CIBC Mellon Trust Company (the “Trustee”), the holder of the Company’s special voting share (the “Special Voting Share”), is entitled to one vote for each exchangeable share (an “Exchangeable Share”) of SMTC Manufacturing Corporation of Canada (“SMTC Canada”), a subsidiary of the Company, outstanding as of the record date, June 4, 2010 (other than Exchangeable Shares owned by the Company and its subsidiaries). Holders of Common Stock and the Special Voting Share are collectively referred to as “Stockholders.” Votes cast with respect to Exchangeable Shares will be voted through the Special Voting Share by the Trustee as directed by the holders of Exchangeable Shares, except votes cast with respect to Exchangeable Shares whose holders request to vote directly in person as proxy for the Trustee at the Annual Meeting. On the record date, 14,433,787 shares of our Common Stock were issued and outstanding, one share of the Company’s Special Voting Stock was issued and outstanding and 607,548 Exchangeable Shares of SMTC Canada were issued and outstanding (excluding Exchangeable Shares owned by the Company and its subsidiaries, which are not voted). Each Exchangeable Share is exchangeable at any time, at the option of its holder, for one share of Common Stock.

At least ten days before the 2010 Annual Meeting of Stockholders, the Company will make a complete list of the stockholders entitled to vote at the Annual Meeting open to the examination of any stockholder for any purpose germane to the Annual Meeting at its principal executive offices at 635 Hood Road, Markham, Ontario, Canada L3R 4N6. The list will also be made available to Stockholders present at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most SMTC Stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the Stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•    Stockholder of Record—If your shares are registered directly in your name with SMTC’s Transfer Agent, BNY Mellon Shareowner Services. (“BNY Mellon”), you are considered, with respect to those shares, the Stockholder of record. As the Stockholder of record, you have the right to grant your voting proxy directly to SMTC or to vote in person at the Annual Meeting.

•    Beneficial Owner—If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered, with respect to those shares, the Stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the Stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use. If you wish to attend the Annual Meeting and vote in person, please contact your broker or nominee so that you can receive a legal proxy to present at the Annual Meeting.

How Do I Vote?

As a Stockholder, you have the right to vote on certain business matters affecting the Company. The proposals that will be presented at the Annual Meeting, and upon which you are being asked to vote, are discussed in the sections of this proxy statement beginning with “Proposal No. 1” and continuing to address each proposal as outlined in the meeting notice. Each share of the Company’s Common Stock you own entitles you to one vote. The Trustee is entitled to one vote for each Exchangeable Share of SMTC Canada outstanding as of the record date (other than Exchangeable Shares owned by the Company and its subsidiaries).

Stockholders of record can vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

•	By Telephone—Stockholders of record located in the United States can vote by telephone by calling 1-866-540-5760 and following the instructions on the Notice;

•	By Internet—You can vote over the Internet at www.proxyvoting.com/smtx by following the instructions on the Notice; or

•

By Mail—If you received your proxy materials by mail or printed the proxy card posted at www.smtc.com/en/proxy, you can vote by mail by signing, dating and mailing the proxy card to: SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on July 27, 2010.

If you vote by proxy, you enable the individuals named by you in your proxy (your “proxies”) to vote your shares at the Annual Meeting in the manner you indicate. We encourage you to vote by proxy even if you plan to attend the Annual Meeting. In this way, your shares will be voted if you are unable to attend the Annual Meeting. Your shares will be voted as you direct on your proxy, whichever way you choose to submit it. If you attend the Annual Meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. In the absence of instructions on a properly executed proxy, proxies from holders of Common Stock will be voted FOR the proposals.

Votes with respect to Exchangeable Shares represented by valid voting instructions received by the Trustee will be cast by the Trustee in accordance with those instructions. If a properly executed voting instruction card is not received by the Trustee from a holder of Exchangeable Shares, the votes to which such holder is entitled will not be exercised.

Beneficial Owners should follow voting instructions provided by their broker or nominee.

What Does the Board of Directors Recommend?

If you submit a proxy but do not indicate your voting instructions, the person[s] named as proxies on your proxy will vote in accordance with the recommendations of the Board of Directors. The Board recommends that you vote for each of the proposals outlined in the notice of the meeting.

What Vote Is Required For The Proposal?

A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. The following votes are required with respect to the proposals.

•

For the election of directors, the candidate receiving the greatest number of affirmative votes (a “plurality vote”) of the votes attached to shares of Common Stock and the Special Voting Share will be elected.

•	For each of the remaining proposals other than for the election of directors, the affirmative vote of a majority of the votes cast at the Annual Meeting is required.

An automated system administered by the Company’s transfer agent will tabulate votes cast by proxy at the Annual Meeting, and an officer of the Company will tabulate votes cast in person at the Annual Meeting.

Shares represented by proxies that indicate an abstention or a “broker non-vote” will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence or absence of a quorum. Shares that abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees that indicate on their proxy that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Abstentions and “broker non-votes” will not be included in vote totals and will not affect the outcome of the voting on the election of directors but will have the effect of a negative vote on Proposal No. 2.

May I Change My Proxy?

Yes. A proxy may be revoked by the Stockholder giving the proxy at any time before it is voted by written notice of revocation delivered to the Company prior to the Annual Meeting, and a prior proxy is automatically revoked by a Stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

Holders of Exchangeable Shares who wish to direct the Trustee to cast the votes attached to the Special Voting Share on their behalf should follow carefully the instructions provided by the Trustee, which accompany this Proxy Statement. The procedure for instructing the Trustee differs in certain respects from the procedure for delivering a proxy, including the place for depositing the instructions and the manner for revoking the instructions.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The number of authorized directors on the Board is currently fixed at seven, with one vacancy which is expected to be filled in the near future. The Board is currently composed of the following directors: John Caldwell, John Marinucci, David Sandberg, Wayne McLeod, Thomas Cowan and Alex Walker whose terms will expire upon the election and qualification of directors at the 2010 Annual Meeting of Stockholders.

The following table sets forth certain information with respect to each of the six nominees for election as a director of the Company. Mr. Cowan has decided not to stand for election. Each nominee was proposed for election by the Nominating and Governance Committee for consideration by the Board and proposal to the Shareholders. The ages shown are as at June 18, 2010, the date on which this proxy statement was first delivered to Shareholders.

Name and Place of Residence	Age	Office
John Caldwell Toronto, Ontario	60	President and Chief Executive Officer and Director (1)(2)

Wayne McLeod Toronto, Ontario	70	Director and Chair of the Board (3)(4)(5)

John Marinucci Oakville, Ontario	53	Director (3)(4)(5)

David Sandberg New York, New York	37	Director

Alex Walker Stouffville, Ontario	44	Director (3)(4)(5)

Anton Simunovic Westport, Connecticut	44

(1)	Also a member of the board of directors of SMTC Canada.
(2)	Also an officer of SMTC Canada.
(3)	Member of the Nominating and Governance Committee.
(4)	Member of the Compensation and Management Development Committee.
(5)	Member of the Audit Committee.

John Caldwell has served as a director since March 2003, as the President and Chief Executive Officer of the Company since October 2003 and was Chair of the Board from March 2004 to August 2005. From October 2002 to September 2003, he held positions in the Mosaic Group Inc. (a marketing services provider) as Chair of the Restructuring Committee of the Board; in Geac Computer Corporation Limited (a computer software company) as a consultant from December 2001 to October 2002 and as President and Chief Executive Officer from October 2000 to December 2001; and in CAE Inc. (a flight simulation and training services company) from January 1988 to October 1999, including President and Chief Executive Officer from June 1993 to October 1999 and Chief Financial Officer from 1988 to 1992. Mr. Caldwell has been a director of Advanced Micro Devices Inc. since 2006, Faro Technologies Inc. since 2002 and IAMGOLD Corporation since 2006. Mr. Caldwell also served on the board of directors of ATI Technologies Inc. from 2003 to 2006, Rothmans Inc. from 2004 to 2008, Cognos Inc. from 2000 to 2008, Stelco Inc. from 1997 to 2006 and Sleeman Breweries Ltd. from 2003 to 2005. Mr. Caldwell’s extensive business and financial background combined with his board and governance experience make him well qualified to serve as a director.

Wayne McLeod has served as a director since February 2005 and Chair of our Board since August 2005. Mr. McLeod served as President, Chief Executive Officer and Chairman of CCL Industries during his term there from 1980-1999. Prior to that, he was a partner with Thorne Riddell, a predecessor of KPMG LLP. He is currently a member of the boards of directors of Morguard Corp. and New Flyer Industries Inc., and a trustee of Richards Packaging Income Fund, all listed on the Toronto Stock Exchange. Mr. McLeod was a trustee of Atlas Cold Storage Income Fund until October 2006, a director of CanWest Mediaworks Inc. until July 2007 and a director of Turbo Power Systems Inc. until 2008. Mr. McLeod is also the chairperson of the Board of the Institute of Corporate Directors. Mr. McLeod holds a Master of Business Administration from Harvard University. The Board believes that Mr. McLeod’s extensive experience as the CEO of a publicly traded corporation, service on the boards of directors of other corporations, as well as substantial financial and accounting experience garnered through service as a partner in a major accounting firm make him well qualified to serve as a director.

John Marinucci has served as a director since June 2008. Mr. Marinucci served as President and CEO of New Flyer Industries Inc., from 2002 to 2009. Prior to 2002, he served as President and COO for National Steel Car and is a former President of the Canadian Association of Railway Suppliers. Mr. Marinucci currently sits on the Board of Directors for New Flyer Industries Inc., CWB Group and Pillar5 Pharma Inc. Mr. Marinucci is also on the Board of Governors of Mohawk College. Mr. Marinucci is a Chartered Accountant and is a member of the Institute of Corporate Directors. Mr. Marinucci has strong operational and restructuring experience in the manufacturing sector, which, combined with his financial experience, adds to his service as director and Chair of the Audit Committee.

Alex Walker has served as director since June 2008. Mr. Walker is currently Managing Partner of Ecosystem, an engineering design-build firm dedicated to commercial energy efficiency and green/clean power generation projects. Mr. Walker is also Managing Partner of Rouge River Capital, a merchant bank specializing in investments in manufacturing and logistics companies. Prior to Rouge River Capital, Mr. Walker served as Managing Partner of Blackmore Partners Inc., a strategy and financial advisory firm. Mr. Walker has held various senior executive roles for private and public technology and manufacturing companies, such as Cube Route Inc., Abridean Inc., Divine Inc., GNC Inc., and Guernsey Bel. Mr. Walker has served on the boards of several companies. He received an MBA from the University of Chicago and a Mechanical Engineering Degree from Queen’s University. The Board believes that Mr. Walker’s extensive experience as a top level executive and experience serving as a director of other companies make him qualified to serve as a director.

David Sandberg has served as director since April 2009. Mr. Sandberg is currently the managing member, founder, and portfolio manager of Red Oak Partners, LLC, a NY-based hedge fund, founded in March 2003 and co-manager and co-founder of Pinnacle Fund LLP, founded in 2008. Previously, Mr. Sandberg co-managed JH Whitney & Co’s Green River Fund from 1998-2002. Mr. Sandberg serves as the Chairman of Asure Software, Inc., and as a director of EDCI, Inc. Mr. Sandberg received a BA in Economics and a BS in Industrial Management from Carnegie Mellon University. Red Oak Partners LLC is SMTC’s largest shareholder holding 16.6% of the shares outstanding.

Anton Simunovic is the Founder and CEO of ThreeJars.com, an educational subscription based web service. Prior to ThreeJars, Mr. Simunovic was an Executive Director of 180 Connect, Inc., and a Managing Director and Chief Investment Officer of Divine, Inc, where he managed a substantial portfolio of venture and buyout related investments. Mr. Simunovic also led the Internet Infrastructure and Enterprise Software investing group at GE Equity. Mr. Simunovic has served on the boards of over 20 public and private companies. He holds a B Sc. In Mechanical Engineering from Queen’s University and a Harvard MBA. The Board believes that Mr. Simunovic’s extensive experience in finance would make him well qualified to serve as a director.

REQUIRED VOTE

The nominees receiving the highest number of affirmative votes of the votes attached to the common stock and the special voting share, voting together as a single class, will be elected directors of the Company.

THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has approved the engagement of KPMG LLP (“KPMG”) as our independent registered public accountants for the fiscal year ending January 2, 2011. In the event the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain KPMG LLP and may retain that firm or another firm without resubmitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent auditor at anytime during the year if it determines that such change would be in the Company’s best interests and in the best interests of our stockholders. We expect that representatives from KPMG LLP will be present at the Annual Meeting and will be available to respond to appropriate questions and have the opportunity to make a statement if they desire.

Fees to the Company for professional services rendered by KPMG during 2008 and 2009 were as follows: Audit Fees: U.S.$632,200 for 2008 and U.S.$ 540,000 for 2009; Tax Fees: U.S.$5,300 for 2008 and U.S.$64,000 for 2009, which were in connection with tax compliance matters; and All Other Fees: nil for 2008 and $3,800 for 2009. KPMG was engaged to perform tax returns in 2009 to improve efficiency and reduce cost; this service was provided by another firm in 2008.

The Audit Committee has considered whether KPMG’s provision of non-audit services is compatible with its independence. In April 2004, the Board adopted an Audit and Non-Audit Services Pre-Approval Policy for the Audit Committee. Under the policy, the Audit Committee has pre-approved certain audit and audit related services, tax services and other services. The Audit Committee has determined that the provision of those services that are pre-approved in the policy will not impair the independence of the auditor. The provision of services by the auditor which are not pre-approved in the policy are subject to separate pre-approval by the Audit Committee. The policy also pre-approved certain specified fee levels for the specific services. Payments in excess of these specified levels are subject to separate pre-approval by the Audit Committee.

REQUIRED VOTE

The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm. Abstentions have the same effect as a vote against this proposal. However, broker non-votes are not deemed to be votes cast and, therefore, have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE IN FAVOUR OF THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JANUARY 2, 2011.

PROPOSAL NO. 3—TO APPROVE THE SMTC CORPORATION 2010 INCENTIVE PLAN

The Compensation Committee and the Board of Directors voted to adopt the SMTC Corporation 2010 Incentive Plan (the “Incentive Plan”) and to recommend approval of the Incentive Plan by stockholders.

The following is a summary of the material features of the Incentive Plan. It may not contain all of the information important to you. We urge you to read the entire Incentive Plan, a copy of which appears as Appendix A to this Proxy Statement.

DESCRIPTION OF THE INCENTIVE PLAN

The purpose of the Incentive Plan is to advance our interests and those of affiliated entities by providing for the grant to participants of stock-based and other incentive awards, all as more fully described below. The Incentive Plan replaces the Amended SMTC Corporation/SMTC Manufacturing Corporation of Canada 2000 Equity Incentive Plan (the “2000 Plan”), under which no additional awards may be granted after its expiration in July, 2010. As a result, we are seeking your approval of the Incentive Plan so that we may continue to use equity based awards to incentivize the Company’s employees and directors, as well as its consultants and advisors.

The Incentive Plan will become effective on the date of stockholder approval (the “Effective Date”). No Incentive Plan awards may be granted after the day immediately preceding the 10th anniversary of the Effective Date, but previously granted awards may continue in accordance with their terms. An aggregate maximum of 350,000 shares of common stock may be delivered in satisfaction of awards, and the maximum number of shares of common stock for which specific types of awards may be granted to any person in any calendar year is 350,000. In the event of a stock dividend, stock split or combination of shares, including a reverse stock split, recapitalization or other change in our capital structure, the Administrator will make appropriate adjustments to the limits described above and to the number and kind of shares of stock or securities subject to awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Administrator may also make similar adjustments to take into account other distributions to stockholders or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Incentive Plan and to preserve the value of awards.

The maximum number of shares that may be issued under the Incentive Plan represents approximately 2 percent of the total number of shares of our common stock outstanding on June 4, 2010, excluding treasury shares.

Administration. The term “Administrator” as used in this proxy statement refers to the person (the Compensation Committee of the Board and its delegates) charged with administering the Incentive Plan. The Administrator has discretionary authority to determine eligibility for and grant awards, to determine, modify or waive the terms and conditions of any award, to prescribe forms, rules and procedures, and otherwise to do all things necessary to carry out the purposes of the Incentive Plan. Determinations of the Administrator are conclusive and bind all parties.

Eligibility. Participation is limited to those key employees and directors, as well as consultants and advisors, who in the Administrator’s opinion are in a position to make a significant contribution to our success and that of affiliated entities and who are selected by the Administrator to receive an award. The group of persons from which the Administrator will select participants consists of approximately six executives.

Stock Options and SARs. Stock options give the holder the right to purchase shares of our common stock within a specified period of time at a specified price. SARs give the holder the right to exercise and receive the amount by which the value of the common stock has appreciated over the strike price. Two types of stock options may be granted under the Incentive Plan: incentive stock options or ISOs, which are subject to special tax treatment as described below, and nonstatutory options or NSOs. Eligibility for ISOs is limited to our employees and employees of our subsidiaries. The maximum term for stock options and SARs granted under the Incentive Plan is ten years, and the minimum strike price for both is the fair market value of the common stock at the time of grant. Strike price and other stock option or SAR terms and provisions are determined by the Administrator.

The closing price of our common stock as reported on the NASDAQ National Market on June 4, 2010 was $3.70 per share.

Stock Awards; Stock Units. Restricted or unrestricted shares of common stock, and stock units, may also be awarded under the Incentive Plan. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to us unless specified conditions are met and that the shares remain nontransferable until vested. Subject to these and other conditions that may be imposed by the Administrator, the recipient of an award of restricted stock has all the rights of a stockholder, including the right to vote and to receive dividends. Stock units are awards denominated in shares of common stock that provide for the future delivery of the shares or cash measured by the future value of the shares. Stock units may be made subject to vesting and other conditions and restrictions but, unlike awards of restricted stock, do not give the holder the rights of a stockholder until and unless actual shares of common stock are delivered in the future.

Cash Awards. The Incentive Plan may also be used to grant cash-based awards.

Performance Awards. Awards, including both common stock-based and cash-based awards, may be conditioned on the satisfaction of specified performance criteria. The performance criteria used in connection with a particular performance award will be determined by the Administrator. In the case of awards intended to qualify for the performance-based compensation exception from the deduction limitations of Section 162(m) of the Internal Revenue Code, the Administrator will use objectively determinable measures of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A performance criterion and any related targets need not be based on an increase, a positive or improved result, or avoidance of loss. To the extent consistent with the requirements of the performance-based compensation based exception to Section 162(m) where applicable, the Administrator may provide that performance criteria or payouts under an award will be adjusted in an objectively determinable manner to reflect events occurring during the performance period that would affect the performance criteria or payouts. The Administrator will determine whether performance targets or goals chosen for a particular award have been met.

General Provisions Applicable to All Awards. Neither ISOs nor, except as the Administrator otherwise expressly provides, other awards may be transferred other than by will or by the laws of descent and distribution. During a recipient’s lifetime an ISO and, except as the Administrator may provide, other non-transferable awards requiring exercise may be exercised only by the recipient. Shares delivered under the Incentive Plan may consist of authorized but unissued or treasury shares. For purposes of determining the aggregate maximum number of shares available under the Incentive Plan, the number of shares delivered under an award will be determined, to the extent consistent with the ISO rules, net of shares withheld to pay the exercise price if any or to satisfy tax withholding requirements.

Mergers and Similar Transactions. In the event of (i) a consolidation or merger in which we are not the surviving corporation or which results in the acquisition of substantially all of our stock by a person or entity or by a group of persons or entities acting together, (ii) a change in the composition of the Board such that the members of the Board at the beginning of any consecutive 24-calendar-month period cease for any reason other than due to death to constitute at least a majority of the members of the Board or (iii) in the event of a sale of substantially all of our assets or our dissolution or liquidation, the following rules will apply except as otherwise provided in an award:

•

If the transaction is one in which there is an acquiring or surviving entity, the Administrator may provide for the assumption of some or all awards, or for the grant of substitute awards, by the acquiror or survivor or an affiliate.

•

If the transaction is one in which holders of our common stock will receive a cash or non-cash payment, the Administrator may provide as to some or all awards that the holder will receive payment for the award (a “cash-out”) in an amount equal on a per-share basis to the fair market value of one share of our common stock as determined by the Administrator less the per-share strike price if any. Any cash-out will be on such payment and other terms, including as to medium of payment (cash or other property), as the Administrator determines, which terms need not be the same as those applicable in the transaction to holders of our common stock.

•

If there is no assumption or substitution of awards, or cash-out, each award requiring exercise will become fully vested and exercisable, and the delivery of any shares of our common stock under outstanding stock units will be accelerated and those shares will be delivered, prior to the transaction on a basis that gives the holder of the award a reasonable opportunity, as determined by the Administrator, to participate as a stockholder in the transaction.

•

Existing awards (other than shares of restricted common stock), unless assumed, will terminate upon completion of the transaction. Outstanding shares of restricted stock will be treated the same as other outstanding shares of our common stock, subject to the Administrator’s ability to require ongoing limitations and restrictions with respect to the shares or any amounts delivered, exchanged or otherwise paid in respect of the shares.

•

The Administrator will have the discretionary authority to impose restrictions and limitations on cash, common stock or other property delivered in respect of any award to reflect any performance or other vesting conditions to which the award was subject.

Amendment. The Administrator may at any time amend attributes of the Incentive Plan or any outstanding award for any purpose which may at the time be permitted by law and may at any time terminate the Incentive Plan as to any future grants of awards. The Administrator may not, however, alter the terms of an award so as to affect materially and adversely the participant’s rights under the award without the participant’s consent, unless the Administrator expressly reserved the right to do so at the time of the award.

NEW INCENTIVE PLAN BENEFITS

The future benefits or amounts that would be received under the Incentive Plan by executive officers, non-executive directors and non-executive officer employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the plan had been in effect cannot be determined.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information as of June 4, 2010 about our common stock that may be issued upon the exercise of options, warrants and rights under (i) the Amended and Restated SMTC (HTM) 1998 Equity Incentive Plan (the “1998 Plan”), which was approved by the Board of Directors and the stockholders of the Company as of September 30, 1998 and which amended and restated the plan as initially adopted by the Board of Directors and the stockholders of the Company as of July 30, 1999, and (ii) the 2000 Plan, which was adopted by the Board of Directors and the stockholders of the Company in July of 2000, amended by the Board of Directors and the stockholders of the Company in April 2004 and May 2004, respectively and amended further by such parties in March 2007 and May 2007, respectively.

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans (1)
	(a)	(b)	(c)
Equity compensation plans approved by stockholders:	1,542,437	$1.72	153,870

Note:

(1)	No additional awards may be granted under the 1998 Plan or, after July 2010, the 2000 Plan.

FEDERAL TAX EFFECTS

The following discussion summarizes certain federal income tax consequences of the issuance and exercise of stock options under the Incentive Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the Incentive Plan, nor does it cover state, local or non-U.S. taxes.

ISOs. In general, an optionee realizes no taxable income upon the grant or exercise of an ISO for unrestricted stock. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise (a “disqualifying disposition”) produces ordinary income to the optionee (with a corresponding deduction available to us) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized in the disposition is treated as a capital gain for which we are not entitled to a deduction. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which we are not entitled to a deduction.

NSOs. In general, in the case of a NSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option for unrestricted stock in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to us; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as capital gain or loss for which we are not entitled to a deduction.

In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

The Administrator may award stock options that are exercisable for restricted stock. Under Section 83 of the Code, an optionee who exercises an NSO for restricted stock will generally have income only when the stock vests. The income will equal the fair market value of the stock at that time less the exercise price. However, the optionee may make a so-called “83(b) election” in connection with the exercise to recognize taxable income at that time. Assuming no other applicable limitations, the amount and timing of the deduction available to us will correspond to the income recognized by the optionee. Where an ISO is exercised for restricted stock, an 83(b) election may be made to fix the amount taken into account in determining any alternative minimum tax associated with the exercise (which otherwise would be determined at the time the shares vest), but the election will not affect the ordinary-income treatment associated with a disqualifying disposition of shares acquired under the ISO. If an ISO is exercised for restricted stock and following vesting of the shares there is a disqualifying disposition of the shares, with certain exceptions the disposition will produce ordinary income to the optionee (with a corresponding deduction available to us) equal to the value of the shares at the time of vesting less the exercise price

Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of stock options in connection with a change in control may be required to be valued and taken into account in determining whether participants have received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts in the nature of compensation that are payable to the participant may be subject to an additional 20% federal tax and may be nondeductible to us.

STOCKHOLDER APPROVAL OF INCENTIVE PLAN

A majority of the votes properly cast is necessary to approve the Incentive Plan. As such, abstentions and broker non-votes will have no effect on the outcome.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 3.

PROPOSAL NO. 4—RATIFICATION OF THE ADOPTION OF THE TAX BENEFITS PRESERVATION PLAN

The Tax Benefits Preservation Plan approval proposal is an opportunity for stockholders to approve your Board of Directors’ decision to adopt a tax benefits preservation plan, dated as of June 7, 2010 (the “Plan”), between the Company and (the “Rights Agent”). A vote FOR the Proposal will constitute approval of the Plan and provide for the continuation of the Plan in accordance with its terms.

Background and Reasons for Proposal

The Company has adopted the Plan in an effort to protect stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carryforwards (the “NOLs”) to reduce our potential future federal income tax obligations. We have experienced and may continue to experience substantial operating losses, and under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, we may “carry forward” these losses in certain circumstances to offset any current and future earnings and thus reduce our federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs do not otherwise become limited, we believe that we will be able to carry forward a significant amount of NOLs, and therefore these NOLs could be a substantial asset to us. However, if we experience an “Ownership Change,” as defined in Section 382 of the Internal Revenue Code, our ability to use the NOLs will be substantially limited, and the timing of the usage of the NOLs could be substantially delayed, which could therefore significantly impair the value of that asset.

The following description of terms of the Plan does not purport to be complete and is qualified in its entirety by reference to the Plan, which is attached hereto as Appendix B and is incorporated herein by reference. You are urged to read carefully the Plan in its entirety as the discussion below is only a summary.

Description of the Plan

The Rights. The Board of Directors of the Company (the “Board”) adopted the Plan by declaring a dividend of one preferred stock purchase right (individually, a “Right” and, collectively, the “Rights”) payable upon each share of its common stock, $.01 par value per share (the “Common Stock”), and each Exchangeable Share of SMTC Manufacturing Corporation of Canada (the “Exchangeable Shares”). The Rights are intended to protect the Company’s tax benefits by deterring any person or group from acquiring 5% or more of the Company’s equity securities without the approval of the Board.

Exercisability of the Rights; Distribution Date. The Rights are not exercisable until the Distribution Date. The “Distribution Date” would occur, if ever, upon the later of (a) the earlier of (i) the close of business on the tenth business day following the earlier of (1) the first public announcement that a person or group other than certain exempt persons (an “Acquiring Person”) has acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of the Company’s then outstanding Common Stock, other than as a result of repurchases of stock by the Company or certain inadvertent actions by a stockholder and (2) the date on which a majority of the Board has actual knowledge that an Acquiring Person has acquired beneficial ownership of 4.9 % or more of the outstanding shares of Common Stock (the date of said announcement being referred to as the “Stock Acquisition Date”), or (ii) the close of business on the tenth business day following the commencement or announcement of an intention to make a tender offer or exchange offer that would result in a person or group, other than certain exempt persons, owning 4.9% or more of the Company’s then outstanding Common Stock, or (b) such later date as the Board may determine:

Each Right initially entitles the registered holder to purchase from the Company after the Distribution Date one one-hundredths of a share of a newly-created series of preferred stock of the Company (the “Preferred Stock”) at an exercise price to be established by the Board. In the event that any person actually becomes an Acquiring Person, then each holder of a Right (other than the Acquiring Person) would have the right to receive, upon exercise of the Right, that number of shares of Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a market value of two times the exercise price of the Right, effectively substantially diluting the Acquiring Person.

The Plan is intended to act as a deterrent to any person or group acquiring 4.9% or more of our outstanding common stock (an “Acquiring Person”) without our approval. Stockholders who own 4.9 % or more of our outstanding common stock as of the close of business on June 8, 2010 will not trigger the Plan so long as they do not (i) acquire any additional shares of common stock or (ii) fall under 4.9% ownership of common stock and then re-acquire 4.9% or more of the common stock. The Plan does not exempt any future acquisitions of common stock by such persons. Any rights held by an Acquiring Person are null and void and may not be exercised. Our Board may, in its sole discretion, exempt any person or group from being deemed an Acquiring Person for purposes of the Plan.

Exchange Option. The Board may, at its option, at any time after any person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights for shares of Common Stock at an exchange ratio of one share of Common Stock per Right. The Board, however, may not effect an exchange at any time after any person (other than (a) the Company, (b) any subsidiary of the Company, or (c) any employee benefit plan of the Company or any such subsidiary or any entity holding Common Stock for or pursuant to the terms of any such plan), together with all affiliates of such person, becomes the beneficial owner of 50% or more of the Common Stock then outstanding. Immediately upon the action of the Board ordering the exchange of any Rights and without any further action and without any notice, the right to exercise such Rights will terminate and the only right thereafter of a holder of such Rights will be to receive that number of shares of Common Stock equal to the number of such Rights held by the holder.

Transferability of Rights. Until the Distribution Date (or the earlier redemption or expiration of the Rights), the Common Stock certificates or the certificates representing the Exchangeable Shares, as the case may be, will evidence the Rights, and the transfer of the Common Stock certificates or the certificates representing the Exchangeable Shares will constitute a transfer of the Rights. After the Distribution Date (or the earlier redemption or expiration of the Rights), separate certificates evidencing the Rights would be mailed to holders of record of the Company’s Common Stock and to the holders of record of the Exchangeable Shares as of the close of business on the Distribution Date, and such separate Rights certificates alone would evidence the Rights.

Redemption. The Board of Directors, by a majority vote of disinterested directors, may redeem the Rights at a redemption price of $.001 per Right at any time before the earlier of the Distribution Date or the close of business on the Expiration Date described below. Immediately upon such redemption, the right to exercise the Rights will terminate, and the Rights holders will become entitled only to receive the redemption price.

Expiration Date of Rights. If not previously exercised or redeemed, the Rights will expire on the earliest of (i) the Close of Business on the date one year from the date the Board has adopted this Plan; provided, however, that the Board may in its sole discretion extend this Plan for additional one-year periods if it determines that such extension is reasonably necessary to protect the NOLs and is in the best interests of the Company and its stockholders, (ii) the date of any redemption of the Rights, (iii) the date of any exchange of the Rights, (iv) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions, that the Board determines will provide protection for the Company’s NOLs similar to that provided by this Plan, (v) the repeal of Section 382 of the Internal Revenue Code or any successor statute, or any other change, if the Board determines that this Plan is no longer necessary for the preservation of tax benefits, or (vi) the beginning of a taxable year of the Company to which the Board determines that no tax benefits may be carried forward.

Anti-Dilution Adjustment. The exercise price, the redemption price, the exchange ratio and the number of shares of the Preferred Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution under certain circumstances.

No Stockholder Rights. A holder of Rights, as such, has no rights as a stockholder of the Company, including, without limitation, the right to vote or receive dividends.

Amendments. Any of the provisions of the Plan may be amended by the Board prior to the Distribution Date without the approval of any holders of the Rights. After the Distribution Date, the Board may amend the Plan to cure any ambiguity, defect or inconsistency to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person) or to shorten or lengthen any time period under the Plan. A majority vote of the disinterested members of the Board would be required to effect any amendment.

Tax Consequences. The Company believes that the issuance of Rights to holders with respect to its Common Stock should not be a taxable event for U.S. federal income tax purposes. The issuance of Rights to holders of Exchangeable Shares may be a taxable event for U.S. and Canadian federal income tax purposes, and holders of Exchangeable Shares should consult their own tax advisors. The U.S. and Canadian federal income tax consequences of the separation of the Rights on the Distribution Date, the exercise of the Rights and the subsequent ownership of the Preferred Stock are complex and uncertain, and holders should consult their own tax advisors for the specific tax consequences to them.

REQUIRED VOTE

To be approved by the Stockholders, Proposal No. 4 must receive “For” votes from a majority of the shares outstanding and entitled to vote thereon at the Annual Meeting. If you abstain from voting, it will have the same effect as an “Against” vote, and broker non-votes will have the same effect as an “Against” vote.

THE BOARD RECOMMENDS A VOTE TO APPROVE THE TAX BENEFITS PRESERVATION PLAN.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

During 2009, the Board held eight (8) meetings. The Board has three standing committees: the Nominating and Governance Committee, the Audit Committee and the Compensation and Management Development Committee.

The Nominating and Governance Committee

The Nominating and Governance Committee of the Board of Directors consists of Thomas Cowan, John Marinucci, Wayne McLeod and Alex Walker. Mr. Cowan serves as chair of the committee. The Nominating and Governance Committee (i) identifies individuals qualified to become members of the Board, (ii) selects, or recommends that the Board select, the director nominees for the next annual meeting of Stockholders, (iii) develops and recommends to the Board a set of corporate governance principles applicable to the Company and (iv) oversees the evaluation of the Board and its dealings with management and the committees of the Board. The Nominating and Governance Committee met three (3) times in separate session during 2009. The Board approved a written charter for the Nominating and Governance Committee in April 2004, which is available on the Company’s website at www.smtc.com.

The Audit Committee

The Audit Committee, which met four (4) times in 2009, consists of John Marinucci, Thomas Cowan, Wayne McLeod and Alex Walker. Mr. Marinucci serves as the Chairman of the Audit Committee. The Board has determined that Mr. Marinucci and Mr. McLeod are “audit committee financial experts” as defined by the Securities and Exchange Commission.

The Audit Committee, among other things, (i) appoints, oversees and replaces, if necessary, the Company’s independent auditor, (ii) assists the Board of Directors’ oversight and review of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the Company’s independent auditor and (iii) prepares the Audit Committee Report included in this proxy statement.

The Board adopted and approved a revised written charter for the Audit Committee in April 2004, which was attached as an annex to the Company’s proxy statement filed in connection with its 2007 annual meeting of stockholders. The Audit Committee evaluates the sufficiency of its charter on an annual basis.

The Compensation and Management Development Committee

The Compensation Committee currently consists of Alex Walker, Thomas Cowan, John Marinucci and Wayne McLeod. Mr. Walker serves as chair of the committee. The Compensation Committee met five (5) times in separate sessions in 2009. The general duties of the Compensation Committee are (i) to provide a general review of the Company’s compensation and benefit plans and (ii) to review compensation practices and policies and establish compensation for the officers of the Company.

Risk Oversight

As a part of its oversight function, the Board monitors how management operates the corporation. Risk is an important part of deliberations at the Board and committee level throughout the year. Committees consider risks associated with their particular areas of responsibility. The Board of Directors as a whole considers risks affecting the corporation. To that end, the Board conducts periodic reviews of corporate risk management policies and procedures and annually reviews risk assessments prepared by management as a part of the corporation’s enterprise risk management process. The enterprise risk management process evaluates the corporation’s major risk exposures and the steps management has taken to monitor and control these exposures. Therefore, the Board and its committees consider, among other items, the relevant risks to the corporation when granting authority to management and approving business strategies. Although the Board retains the right to make changes in risk oversight responsibilities from time-to-time, the Board anticipates that the risk management responsibilities will continue in a substantially similar manner as described above.

DIRECTOR INDEPENDENCE

The Board has determined that each of Thomas Cowan, John Marinucci, David Sandberg, Alex Walker and Wayne McLeod is an “independent director” as defined in the rules of the NASDAQ Global Market (“NASDAQ Rules”).

All members of the Nominating and Governance Committee are “independent directors” as defined in and as required by NASDAQ Rules.

All Audit Committee members are “independent directors” as defined in NASDAQ Rules and Rule 10A-3(b)(1) under the Securities and Exchange Act of 1934, and as required by NASDAQ Rules.

All Compensation Committee members are “independent directors” as defined in and as required by NASDAQ Rules.

COMPENSATION OF DIRECTORS

In November 2008, the Board approved a revised compensation plan effective January 1st, 2009 for independent directors (the “2009 Compensation Plan”). Pursuant to the 2009 Compensation Plan, independent directors will earn a retainer of CDN $50,000 per year for serving on our Board. The Chairman of the Board will earn an additional retainer of CDN $15,000, the Chairman of the Audit Committee will earn an additional retainer of CDN $6,000 and the Chairman of all other committees will earn an additional retainer of CDN $3,000. Board fees will be reduced on a prorated basis for non-attendance. The Members of the Board are also required over a five year period to own shares valued at CDN $50,000.

We pay no additional remuneration to our employees for serving as directors or on committees. The following table outlines the compensation to the Board of Directors for the period ended January 3, 2010:

Name and Principal Position	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Wayne McLeod	2009	$57,522	—	—	—	$57,522
Thomas Cowan	2009	$46,617	—	—	—	$46,617
John Marinucci	2009	$49,558	—	—	—	$49,558
David Sandberg	2009	$31,576	—	—	—	$31,576
Alex Walker	2009	$46,018	—	—	—	$46,018

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of SMTC’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.

The Audit Committee of the Board of Directors currently consists of four directors, John Marinucci, Thomas Cowan, Wayne McLeod and Alex Walker. The duties of the Audit Committee are (i) to review with management and the independent auditors the scope and results of any and all audits, the nature of any other services provided by the independent auditors, the independence of the auditors, changes in the accounting principles applied to the presentation of the Company’s financial statements, and any comments by the independent auditors on the Company’s policies and procedures with respect to internal accounting, auditing and financial controls, (ii) to review the consistency and reasonableness of the financial statements contained in the Company’s quarterly and annual reports prior to filing them with the Securities and Exchange Commission (or with any other regulatory authority) and discuss the results of these quarterly reviews, annual audits and any other matters required to be communicated with the independent auditors under generally accepted auditing standards and (iii) to select the Company’s independent auditors and approve or pre-approve all auditing services and permitted non-audit services to be rendered by the auditor. The Board of Directors has adopted a written charter of the Audit Committee, the sufficiency of which is evaluated each year by the Audit Committee.

Consistent with its duties, the Audit Committee has reviewed and discussed with the Company’s management the audited financial statements for the period ended January 3, 2010. KPMG LLP issued their unqualified report dated March 19, 2010 on SMTC’s financial statements.

The Audit Committee has also discussed with KPMG LLP the matters required to be discussed by AICPA Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The Audit Committee has also received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with KPMG LLP its independence as an auditor. The Audit Committee concluded all meetings with an in camera session.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors the inclusion of SMTC’s audited financial statements for the period ended January 3, 2010 in the Annual Report on Form 10-K for the year then ended.

By the Audit Committee of the Board of Directors

June 2010

RELATED PARTY TRANSACTIONS

Stockholders Agreement

Certain of our current Stockholders and option holders are parties to a stockholders agreement that, among other things, provides for registration rights and contains provisions regarding the transfer of shares.

Employment Arrangements

The Company and each executive officer have entered into employment agreements. Each of these employment arrangements is more fully described under “Employment Agreements.”

SECURITIES OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 4, 2010, information regarding beneficial ownership. The table sets forth the number of shares beneficially owned and the percentage ownership for:

•	each person who is known by us to own beneficially more than 5% of our outstanding shares of Common Stock;

•	each executive officer named in our summary compensation table and each current director; and

•	all executive officers and current directors as a group.

As of June 4, 2010, our outstanding equity securities (including exchangeable shares of our subsidiary, SMTC Canada, other than holdings of SMTC Nova Scotia Company, a subsidiary of SMTC Canada) consisted of 15,041,336 shares.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, each entity or person listed below maintains a mailing address of c/o SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6. The number of shares beneficially owned by each Stockholder is determined under rules promulgated by the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after June 4, 2010 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named Stockholder is a direct or indirect beneficial owner.

	Shares Beneficially Owned
Name and Address	Shares	Options/ Warrants	Total	Percentage of Shares Beneficially Owned(*)
Principal Stockholders:
Red Oak Partners LLC (1)	2,500,592	—	2,500,592	16.6%
654 Broadway, Suite 5 New York, New York, 10012

Directors and Executive Officers:
John Caldwell (2)	—	613,000	613,000	4.1%
Jane Todd	—	—	—	—
Steven G. Hoffrogge	3,200	172,000	175,020	1.2%
Thomas Cowan	—	3,000	3,000	#
Wayne McLeod (3)	15,000	—	15,000	0.1%
Alex Walker	—	—	—	—
John Marinucci	—	—	—	—
David Sandberg (1)	2,500,592	—	2,500,592	16.6%
All Directors and Executive Officers as a group (8 persons)	2,518,792	788,000	3,306,792	22.0%

*	The number of shares of Common Stock deemed outstanding on June 4, 2010 with respect to a person or group includes (a) 15,041,336 shares outstanding on such date (including shares of Common Stock issuable upon exchange of exchangeable shares of our subsidiary, SMTC Canada, other than exchangeable shares held by SMTC Nova Scotia Company, a subsidiary of SMTC Canada) and (b) all options that are currently exercisable or will be exercisable within 60 days of June 4, 2010 by the person or group in question.

#	Represents an amount less than 0.1% of shares outstanding.
(1)	Includes shares of Common Stock held by The Red Oak Fund, LP (the “Fund”), the Bear Market Opportunity Fund, L.P. (“Bear”) and Pinnacle Fund LLLP (“Pinnacle”), which are affiliates of Red Oak Partners, LLC. David Sandberg is the managing member of Rea Oak Partners LLC and has shared power to vote or to direct the vote of all of such shares of Common Stock and power to dispose or direct the disposition of all of such shares. Information as reported on Form 4 filed with the Securities and Exchange Commission on March 25, 2010 by Red Oak Partners, LLC.
(2)	Includes options to purchase 413,000 shares of the Company’s Common Stock and options to purchase 200,000 exchangeable shares of SMTC Canada,
(3)	Represents 15,000 exchangeable shares of SMTC Canada. Subject to applicable legal requirements, the exchangeable shares of SMTC Canada are exchangeable on a one-for-one basis for shares of Common Stock of SMTC at the option of the holder.

EXECUTIVE OFFICERS

The executive officers of the Company are John Caldwell, Jane Todd and Steven Hoffrogge. See “Proposal No. 1—Election of Directors” for certain information with respect to the age, positions, and length of service with the Company and business experience of Mr. Caldwell.

Jane Todd, 47, serves as our Senior Vice President, Finance, and Chief Financial Officer and joined the Company in July 2004. Ms. Todd brings leadership experience from both a technology and manufacturing background. Prior to joining SMTC, Ms. Todd served as the Chief Financial Officer of each of the following companies: a spin-off of General Electric, Dell Canada, Beamscope and Azerty Inc., a U.S. subsidiary of Abitibi-Consolidated. Ms. Todd is a Chartered Accountant and holds a Masters of Business Administration.

Steven Hoffrogge, 45, serves as our Senior Vice President, Business Development and joined the Company in 2000 as part of the Company’s acquisition of Pensar Corporation. Previous positions at the Company include Vice President, Business Programs Management and Senior Director, IBM Global Accounts. Prior to joining SMTC, Mr. Hoffrogge was employed at Pensar Corporation, a regional EMS provider, from 1993 to 2000 where he progressed through various positions to Director of Sales.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY COMPENSATION TABLE

The table below provides information concerning the compensation of our executive officers.

In the “Salary” column, we disclose the base salary paid to each of our executive officers. Salaries are paid in Canadian dollars consistent with the terms of the employment agreements and are translated at the average exchange rate for the year in the compensation table.

In the “Option Awards” column, we disclose the aggregate grant date fair value of option awards granted in the fiscal year computed in accordance with FASB Accounting Standards Codification Topic 718 without reduction for assumed forfeitures. The ASC 718 fair value of our stock options is calculated based on assumptions summarized in Note 6 to our audited consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended January 3, 2010, as amended, and for which we recognize expense ratably over the vesting period.

In the column “All Other Compensation,” we disclose the sum of the dollar value of all other compensation that could not properly be reported in other columns of the Summary Compensation Table, including perquisites and amounts reimbursed for the payment of taxes. No bonuses were paid in 2009 and 2008.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Option Awards ($) (a)	All Other Compensation ($) (b)	Total ($)
John Caldwell	2009	$472,566	$64,300	$37,712	$574,578
President and Chief Executive Officer	2008	$501,003	$51,000	$40,334	$592,337

Jane Todd	2009	$223,009	$32,150	$18,768	$273,927
Senior Vice President, Finance and Chief Financial Officer	2008	$236,898	$25,500	$20,073	$282,471

Steve Hoffrogge	2009	$242,920	$32,150	$18,096	$293,166
Senior Vice President, Business Development	2008	$257,538	$25,500	$19,355	$302,393

(a)	The amounts disclosed in this column represent the aggregate grant date fair value of option awards granted in the fiscal year computed in accordance with FASB ASC 718 during fiscal 2009 and 2008 for the following option awards. The fair values of these option awards were calculated based on assumptions summarized in Note 6 to our audited consolidated financial statements.
(i)	Mr. Caldwell was granted 100,000 stock options for Common Stock on November 10, 2009 with a Black-Scholes fair value of $0.64 per share and an exercise price of $1.00 per share, the closing price of the Company’s Common Stock on the date of grant. Mr. Caldwell was granted 100,000 stock options for Common Stock on November 10, 2008 with a Black-Scholes fair value of $0.51 per share and an exercise price of $0.70 per share, the closing price of the Company’s Common Stock on the date of grant. These shares vest in three equal, annual installments, beginning on the first anniversary of the date of grant. In accordance with ASC 718, we record expense for this grant ratably over the three-year vesting period.
(ii)	Ms. Todd was granted 50,000 stock options for Common Stock on November 10, 2009 with a Black-Scholes fair value of $0.64 per share and an exercise price of $1.00 per share, the closing price of the Company’s Common Stock on the date of grant. Ms. Todd was granted 50,000 stock options for Common Stock on November 10, 2008 with a Black-Scholes fair value of $0.51 per share and an exercise price of $0.70 per share, the closing price of the Company’s Common Stock on the date of grant. These shares vest in three equal, annual installments, beginning on the first anniversary of the date of grant. In accordance with ASC 718, we record expense for this grant ratably over the three-year vesting period.
(iii)	Mr. Hoffrogge was granted 50,000 stock options for Common Stock on November 10, 2009 with a Black-Scholes fair value of $0.64 per share and an exercise price of $1.00 per share, the closing price of the Company’s Common Stock on the date of grant. Mr. Hoffrogge was granted 50,000 stock options for Common Stock on November 10, 2008 with a Black-Scholes fair value of $0.51 per share and an exercise price of $0.70 per share, the closing price of the Company’s Common Stock on the date of grant. These shares vest in three equal, annual installments, beginning on the first anniversary of the date of grant. In accordance with ASC 718, we record expense for this grant ratably over the three-year vesting period.
(b)	The amount shown as “All Other Compensation” represents the sum of the following:
(i)	Mr. Caldwell’s employment agreement provides for the following perquisites: in 2009, car allowance of $31,573, professional dues valued at $877 and medical benefits valued at $5,262; in 2008 car allowance of $33,768, professional dues of $938 and medical benefits of $5,628.
(ii)	Ms. Todd’s employment agreement provides for the following perquisites: in 2009, car allowance of $12,629, professional dues of $877 and medical benefits valued at $5,262; in 2008, car allowance of $13,507, professional dues of $938 and medical benefits of $5,628.
(iii)	Mr. Hoffrogge’s employment agreement provides for the following perquisites: in 2009, car allowance of $12,834 and medical benefits valued at 5,262; in 2008, car allowance of $13,726 and medical benefits of $5,628.

EMPLOYMENT AGREEMENTS

On March 30, 2007, SMTC Canada entered into an employment agreement and a Deferred Share Unit agreement with Mr. Caldwell. Under the terms of the agreements, Mr. Caldwell is entitled to an annual base salary of CDN$534,000, which may be increased by the Board of Directors of SMTC Canada (the “SMTC Canada Board”). Mr. Caldwell is also entitled to receive a short term bonus with a target of 100% of his base salary if certain financial and individual performance targets to be determined by the SMTC Canada Board, a car allowance and certain other standard benefits. In the event that Mr. Caldwell is terminated without cause or, following a change of control, is terminated without cause or constructively discharged, he is entitled to a lump sum payment of two years base salary and two times annual target bonus equal to his base salary. The employment agreement provides for customary non-competition and non-solicitation provisions which continue during the term of the agreement and for two years from the date of termination. Pursuant to the Deferred Share

Unit agreement referred to above and a Deferred Share Unit agreement dated February 7, 2005, within 60 days following the termination of his employment (or within 10 days following a change of control), Mr. Caldwell will be entitled to a payment in respect of the units granted thereunder, based upon the fair market value of the Company’s common stock.

On March 30, 2007, SMTC Canada entered into an employment agreement with Ms. Todd. Under the terms of the agreement, Ms. Todd is entitled to an annual base salary of CDN$252,500, which may be increased by the SMTC Canada Board. Ms. Todd is also entitled to receive a short term bonus with a target of 50% of her base salary if certain financial and individual performance targets to be determined by the SMTC Canada Board are met, as well as a car allowance and certain other standard benefits. In the event that Ms. Todd is terminated without cause, she is entitled to salary continuance of twelve months plus one month for every year of service after twelve years of service, up to a maximum of eighteen months. The employment agreement provides for customary non-solicitation provisions which continue during the term of the agreement and for eighteen months from the date of termination.

On March 30, 2007, SMTC Canada entered into an employment agreement with Mr. Hoffrogge. Under the terms of the agreement, Mr. Hoffrogge is entitled to an annual base salary of CDN$274,500, which may be increased by the SMTC Canada Board. Mr. Hoffrogge is also entitled to receive a short term bonus with a target of 50% of his base salary if certain financial and individual performance targets to be determined by the SMTC Canada Board are met, as well as a car allowance and certain other standard benefits. In the event that Mr. Hoffrogge is terminated without cause, he is entitled to salary continuance of twelve months plus one month for every year of service after twelve years of service, up to a maximum of eighteen months. The employment agreement provides for customary non-solicitation provisions which continue during the term of the agreement and for twelve months from the date of termination.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information regarding unexercised stock options and equity incentive plan awards for each executive officer outstanding as of the end of fiscal 2009. Each outstanding award is represented by a separate row which indicates the number of securities underlying the award.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards (a)
	Equity Incentive Plan Awards:					Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
John Caldwell	3,000	—		$3.75	5/6/2013	—	—	—	—
	200,000	—		$1.55	10/6/2014	—	—	—	—
	200,000	—	(b)	$1.27	3/15/2015	—	—	—	—
	100,000	—	(c)	$2.50	11/16/2011	—	—	—	—
	76,666	38,334	(c)	$1.64	11/14/2012	—	—	—	—
	33,333	66,667	(c)	$0.70	11/10/2013	—	—	—	—
	—	100,000	(c)	$1.00	11/10/2014	—	—	—	—

Jane Todd	30,000	—		$2.75	7/6/2014	—	—	—	—
	50,000	—	(b)	$1.17	3/15/2015	—	—	—	—
	40,000	—	(c)	$2.50	11/16/2011	—	—	—	—
	33,334	16,666	(c)	$1.64	11/14/2012	—	—	—	—
	16,667	33,333	(c)	$0.70	11/10/2013	—	—	—	—
	—	50,000	(c)	$1.00	11/10/2014	—	—	—	—

Steve Hoffrogge	600	—		$15.00	4/25/2012	—	—	—	—
	600	—		$25.00	4/25/2012	—	—	—	—
	800	—		$40.00	4/25/2012	—	—	—	—
	30,000	—		$4.00	3/12/2014	—	—	—	—
	50,000	—	(b)	$1.17	3/15/2015	—	—	—	—
	40,000	—	(c)	$2.50	11/16/2011	—	—	—	—
	33,334	16,666	(c)	$1.64	11/14/2012	—	—	—	—
	16,667	33,333	(c)	$0.70	11/10/2013	—	—	—	—
	—	50,000	(c)	$1.00	11/10/2014	—	—	—	—

(a)	The Company has no outstanding stock awards.
(b)	The shares underlying this award vest by 25% each year beginning on the first anniversary date of the grant.
(c)	The shares underlying this award vest in three equal, annual installments, beginning on the first anniversary of the date of grant.

POST-TERMINATION COMPENSATION AND CHANGE OF CONTROL PAYMENTS

Mr. Caldwell’s employment was governed by an employment agreement dated February 7, 2005, until that employment agreement was superseded by an employment agreement dated August 15, 2006. With respect to the other executive officers prior to fiscal year 2007, the terms of employment regarding compensation and termination benefits were governed by terms outlined in individual offers of employment. In March of 2007, we amended the employment agreement with Mr. Caldwell, and the employment arrangements for Mr. Hoffrogge and Ms. Todd were formalized into employment agreements that mirrored the provisions outlined in each original offer letter. There are no changes between Mr. Caldwell’s prior agreement and the offer letters that had been in place with Mr. Hoffrogge and Ms. Todd as compared to the new employment agreements with respect to any of the termination provisions detailed in this section.

Termination Without Cause

The executive officers have employment agreements with the Company that provide compensation upon termination for other than cause.

Under the agreements, the Company provides its executive officers, except for the Chief Executive Officer, with benefits equal to:

a)	Salary continuation for a period of twelve (12) months, plus one (1) month for every completed year of active employment beyond twelve (12) years of service, in the case of Ms. Todd and Mr. Hoffrogge, to a maximum of eighteen (18) months of salary continuance, and

b)	benefits continuation for the severance period.

In the event that, prior to the end of the salary continuation period, the executive officer obtains alternative employment that provides total remuneration that is at least 75% of the executive officer’s total compensation previously provided by the Company, then the salary continuation payments will be discontinued and the Company will provide a lump sum payment, less applicable deductions, that is equivalent to 50% of the then remaining salary continuation payments that the executive officer would have been entitled to.

The Chief Executive Officer’s employment agreement also provides compensation upon termination for other than cause. Under this agreement, the Company provides the Chief Executive Officer a lump sum payment, less applicable statutory deductions, equivalent to two times the aggregate base salary and benefits plus the target bonus payable under the Incentive Plan.

In the event that an executive officer is terminated without cause and is the recipient of the compensation described above, the executive officer must adhere to certain non-solicitation and confidentiality covenants in his or her respective employment agreement in order to receive such compensation during the severance period. Specifically, such executive officer cannot solicit any of the Company’s customers or employees for a period of eighteen (18) months, in the case of Mr. Hoffrogge, twelve (12) months, and he or she cannot disclose or make use of any of the Company’s confidential information in the same manner that was agreed to in the employment agreement. If the executive officer violates any of these covenants during the salary continuation period, all salary continuation payments and any rights to such will be terminated.

Termination in the Event of a Change of Control

The Company has included a change of control provision in the employment agreement of the Chief Executive Officer. In the event of a change of control as described below, if within six months following the change of control the Chief Executive Officer is terminated without cause or is constructively dismissed, the Chief Executive Officer is entitled to a lump sum payment, less applicable statutory deductions, equivalent to two times the aggregate base salary plus the target bonus payable under the Incentive Plan. In establishing this provision, the Board of Directors considered the market competitiveness of the arrangement and the Company’s ability at the time to retain a qualified Chief Executive Officer.

In the Chief Executive Officer’s employment agreement, a change of control is defined as follows:

a)	the acquisition, directly or indirectly and by any means whatsoever, by any one stockholder, or group of stockholders acting jointly or in concert, of more than 50% of the outstanding voting shares of the Company; or

b)	a sale by the Company (in one or more transactions) of all or substantially all of its assets to an unrelated third party, or other liquidation or dissolution; or

c)	a merger, consolidation, arrangement or other reorganization of the Company which results in the Company’s stockholders owning less than 50% of the voting shares of the resulting entity.

Termination as a Result of the Privatization of the Company

In the event that the Company’s common shares cease to be publicly traded or the Company ceases to be an SEC registrant (except by reason of a change of control where the executive officer continues as Chief Executive Officer of a successor public company), the Chief Executive Officer may at his option, deem his employment to have been terminated without cause. He would then be entitled to all of the benefits specific to him described above in “Termination Without Cause.”

Accelerated Vesting of Stock Options in the Event of a Change of Control

The 2000 Plan contains provisions to protect the executive officers in the event of a change of control, defined in the 2000 Plan as a “covered transaction.”

In the 2000 Plan, a covered transaction is defined as any of:

(i)	a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert,

(ii)	a sale or transfer of all or substantially all of the company’s assets, or

(iii)	a dissolution or liquidation of the Company.

In the event of a covered transaction:

a)	all outstanding awards shall vest and if relevant become exercisable, immediately prior to the covered transaction;

b)	all deferrals, other than deferrals of amounts that are neither measured by reference to nor payable in shares of Common Stock or exchangeable shares, shall be accelerated, immediately prior to the covered transaction; and

c)	upon consummation of a covered transaction, all awards then outstanding and requiring exercise shall be forfeited unless, in each case, such awards and deferrals are assumed by the acquiring or surviving entity or its affiliate.

In connection with any covered transaction in which there is an acquiring, a surviving entity or in which all or substantially all of the Company’s then outstanding Common Stock is acquired, the Compensation Committee may provide for substitute or replacement awards from, or the assumption of awards by, the company, the acquiring or surviving entity or its affiliates, as applicable.

Termination in the Event of Disability

The employment agreements of the executive officers provide for termination in the event of a partial or total disability of an executive officer.

“Partially or Totally Disabled” means any physical or mental incapacity, disease or affliction, as determined by a legally qualified medical practitioner, which prevents the executive officer from performing the essential duties of his position.

In the event that the executive officer is Partially or Totally Disabled for a period of six (6) months or less, he shall receive all remuneration including bonuses, payments and rights including all benefits provided for under the employment agreement, as if he were regularly and fully employed.

In the event that the executive officer is Partially or Totally Disabled for a continuous period of more than six (6) months, the Company shall be entitled to terminate the employment of the executive officer by giving written notice to the executive officer. In the event of a termination of employment under these circumstances, the executive officer shall be entitled to the salary continuance benefits that would have been payable if the termination was involuntary and not for cause (as described above).

ADDITIONAL INFORMATION

Stockholder Proposals

In order for Stockholder proposals that are submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be considered by the Company for inclusion in the proxy material for SMTC’s 2010 Annual Meeting of Stockholders, they must be received by the Secretary of the Company on or before January 26, 2010 at its principal executive offices, 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

For proposals that Stockholders intend to present at the 2010 Annual Meeting of Stockholders outside the processes of the Rule 14a-8 of the Exchange Act, unless the Stockholder notifies the Company of such intent on or before May 13, 2010, any proxy that management solicits for such annual meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the meeting.

Notwithstanding the foregoing, our Amended and Restated By-Laws set forth procedures Stockholders must comply with to make nominations for election to the Board of Directors. Such nominations must be made by notice in writing delivered or mailed to the Secretary of the Company and received at the Company’s principal executive office, 635 Hood Road, Markham, Ontario, Canada L3R 4N6 not less than 60 days or more than 90 days prior to the anniversary date of the immediately preceding annual meeting of Stockholders. If the annual meeting is not held within 30 days before or after such anniversary date, then such nomination must have been delivered to or mailed and received by the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. Such notice must set forth (a) as to each proposed nominee (i) the name, age, business address and, if known, residence address of each such nominee, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Company beneficially owned by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to be named as a nominee and to serve as a director if elected; and (b) as to the Stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of such Stockholder and (ii) the class and number of shares of the Company that are beneficially owned by such Stockholder (and evidence of such ownership if not also held of record by such Stockholder). The Company may require any proposed nominee or nominating Stockholder to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the Company. If such procedures are not complied with, the chairman of the meeting may determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedures and the defective nomination will be disregarded.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and any persons who directly or indirectly hold more than 10% of the Company’s Common Stock (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) on Forms 3, 4 and 5. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

Based on the Company’s review of copies of such forms it has received from its executive officers, directors and greater than 10% beneficial owners, the Company believes that during the year ended January 3, 2010, all Section 16(a) filing requirements applicable to its Reporting Persons were met in a timely manner.

Other Matters

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares are represented. Stockholders are urged to vote via toll-free telephone number, over the internet, or, if the recipient of a paper copy of the proxy card, to mark, date, execute and promptly return their proxy.

Financial Statements And Form 10-K Annual Report

SMTC’s audited financial statements for the year ended January 3, 2010 and certain other related financial and business information of the Company are contained in the Company’s Annual Report on Form 10-K, as filed by the Company with the SEC on March 19, 2010 (including exhibits). Copies of such Annual Report on Form 10-K including financial statements may be obtained without charge by contacting SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6, Attention: Investor Relations.

APPENDIX A

SMTC CORPORATION

2010 INCENTIVE PLAN

DEFINED TERMS

Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

PURPOSE

The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Stock-based and other incentive Awards. No Awards shall be granted under the Plan prior to approval of the Plan by the stockholders of the Company.

ADMINISTRATION

The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator will exercise its discretion consistent with qualifying the Award for that exception. Wherever reference is made in the Plan or in any Award to any action by the Administrator, the Administrator shall be deemed to have been authorized thereby (except as otherwise expressly provided herein or in the Award) to act in its sole and absolute discretion. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

LIMITS ON AWARDS UNDER THE PLAN

Number of Shares. The maximum number of shares of Stock that may be delivered upon satisfaction of Awards under the Plan shall be:

350,000 shares of Stock; plus

an annual increase to be added on the date of each annual meeting of the stockholders of the Company, beginning with the Effective Date and ending with the 2019 annual meeting of stockholders, equal to the least of (i) 350,000 shares of Stock, (ii) one percent (1%) of the number of shares of Stock outstanding on a fully diluted basis as of the close of business on the immediately preceding day (calculated by adding to the number of shares of Stock outstanding, all outstanding securities convertible into Stock on such date on an as converted basis), and (iii) an amount determined by the Administrator on or prior to the date of such annual meeting of stockholders;

The number of shares of Stock delivered in satisfaction of Awards shall, for purposes of the preceding sentence, be determined net of shares of Stock withheld by the Company in payment of the exercise price of the Award or in satisfaction of tax withholding requirements with respect to the Award and, for the avoidance of doubt, without including any shares of Stock underlying Awards settled in cash or which otherwise expire or become unexercisable without having been exercised or are forfeited to or repurchased by the Company due to failure to vest. No more than 350,000 shares of Stock may be issued in satisfaction of the exercise or surrender of ISOs granted under the Plan, such maximum to be applied by taking into account the share-counting rules of the immediately preceding sentence to the extent consistent with Section 422. To the extent consistent with the requirements of Section 422 and with other applicable legal requirements (including applicable stock exchange requirements), Stock issued under awards of an acquired company that are converted, replaced, or adjusted in connection with the acquisition shall not reduce the number of shares available for Awards under the Plan.

Type of Shares. Stock delivered by the Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company. Other than as authorized by the Administrator, no fractional shares of Stock will be delivered under the Plan.

Section 162(m) Limits. The maximum number of shares of Stock for which Stock Options may be granted to any person in any calendar year and the maximum number of shares of Stock subject to SARs granted to any person in any calendar year will each be 350,000. The maximum number of shares subject to other Awards granted to any person in any calendar year will be 350,000 shares. The maximum amount payable to any person in any year under Cash Awards will be $1,000,000. The foregoing provisions will be construed in a manner consistent with Section 162(m).

ELIGIBILITY AND PARTICIPATION

The Administrator will select Participants from among those key Employees and directors of, and consultants and advisors to, the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is limited to employees of the Company or of a “parent corporation” or “subsidiary corporation” of the Company as those terms are defined in Section 424 of the Code. Eligibility for Awards of Stock Options other than ISOs, or of SARs, is limited to otherwise eligible individual who on the date of grant are providing services directly to the Company or to an Affiliate that is a subsidiary of the Company.

RULES APPLICABLE TO AWARDS

All Awards

Award Provisions. The Administrator will determine the terms of all Awards, subject to the limitations provided herein. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) an Award, the Participant shall be deemed to have agreed to the terms of the Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

Term of Plan. No Awards may be made after the day immediately preceding the 10th anniversary of the Effective Date, but previously granted Awards may continue beyond that date in accordance with their terms.

Transferability. Neither ISOs nor, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), other Awards may be transferred other than by will or by the laws of descent and distribution, and during a Participant’s lifetime ISOs (and, except as the Administrator otherwise expressly provides in accordance with the second sentence of this Section 6(a)(3), other Awards requiring exercise) may be exercised only by the Participant. The Administrator may permit Awards other than ISOs to be transferred by gift, subject to such limitations as the Administrator may impose.

Vesting, Etc. The Administrator may determine the time or times at which an Award will vest or become exercisable and the terms on which an Award requiring exercise will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise, the following rules will apply in the circumstances described therein:

Immediately upon the cessation of the Participant’s Employment and except as provided in (B) and (C) below, each Award requiring exercise that is then held by the Participant or by the

Participant’s permitted transferees, if any, will cease to be exercisable and will terminate, and all other Awards that are then held by the Participant or by the Participant’s permitted transferees, if any, to the extent not already vested will be forfeited.

Subject to (C) and (D) below, all ISOs, Stock Options and SARs held by the Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of six months or such other period as determined by the Administrator in the case of non-ISO Stock Options and SARs or three months or such other period as determined by the Administrator in the case of ISOs or (ii) the period ending on the latest date on which such ISO, Stock Option, or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon terminate.

All Stock Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the Participant’s death, to the extent then exercisable, will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the Participant’s death or (ii) the period ending on the latest date on which such Stock Option or SAR could have been exercised without regard to this Section 6(a)(4), and will thereupon terminate.

All Stock Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s Employment will immediately terminate upon such cessation of Employment if the Administrator determines that such cessation of Employment has resulted from or was in anticipation of an involuntary termination for Cause.

Taxes. The delivery, vesting or retention of Stock under an Award is conditioned upon full satisfaction by the Participant of all tax withholding requirements with respect to the Award. The Administrator will prescribe such rules for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements (but not in excess of the minimum withholding required by law).

Dividend Equivalents, Etc. The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award, on such terms as the Administrator determines. Any entitlement to dividend equivalents or similar entitlements shall be established and administered consistent either with exemption from, or compliance with, the requirements of Section 409A.

Rights Limited. Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of Employment for any reason, even if the termination is in violation of an obligation of the Company or any Affiliate to the Participant.

Section 162(m). This Section 6(a)(8) applies to any Performance Award intended to qualify as performance-based for the purposes of Section 162(m) other than a Stock Option or SAR. In the case of any Performance Award to which this Section 6(a)(8) applies, the Plan and such Award will be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. With respect to such Performance Awards, the Administrator will preestablish, in writing, one or more Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). Prior to grant, vesting or payment of the

Performance Award, as the case may be, the Administrator will certify whether the applicable Performance Criteria have been satisfied and such determination will be final and conclusive. No Performance Award to which this Section 6(a)(8) applies may be granted after the first meeting of the stockholders of the Company held in the 5th year following the year in which the stockholders last approved the list of possible performance measures specified in the definition of “Performance Criteria” until the listed performance measures set forth in the definition of “Performance Criteria” (as originally approved or as subsequently amended) have been resubmitted to and reapproved by the stockholders of the Company in accordance with the requirements of Section 162(m) of the Code, unless such grant is made contingent upon such approval.

Coordination with Other Plans. Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Awards under the Plan or awards made under other compensatory plans or programs of the Company or its Affiliates. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company or its Affiliates may be settled in Stock (including, without limitation, Unrestricted Stock) if the Administrator so determines, in which case the shares delivered shall be treated as awarded under the Plan (and shall reduce the number of shares thereafter available under the Plan in accordance with the rules set forth in Section 4). In any case where an award is made under another plan or program of the Company or its Affiliates and such award is intended to qualify for the performance-based compensation exception under Section 162(m), and such award is settled by the delivery of Stock or another Award under the Plan, the applicable Section 162(m) limitations under both the other plan or program and under the Plan shall be applied to the Plan as necessary (as determined by the Administrator) to preserve the availability of the Section 162(m) performance-based compensation exception with respect thereto.

Section 409A. Each Award shall contain such terms as the Administrator determines, and shall be construed and administered, such that the Award either (i) qualifies for an exemption from the requirements of Section 409A, or (ii) satisfies such requirements.

Certain Requirements of Corporate Law. Awards shall be granted and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Stock is listed or entered for trading, in each case as determined by the Administrator.

Awards Requiring Exercise

Time And Manner Of Exercise. Unless the Administrator expressly provides otherwise, an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator), which may be an electronic notice, signed (including electronic signature in form acceptable to the Administrator) by the appropriate person and accompanied by any payment required under the Award. If the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

Exercise Price. The exercise price (or the base value from which appreciation is to be measured) of each Award requiring exercise shall be 100% (110% in the case of an ISO granted to a ten-percent shareholder within the meaning of subsection (b)(6) of Section 422) of the fair market value of the Stock subject to the Award, determined as of the date of grant, or such higher amount as the Administrator may determine in connection with the grant. No such Award, once granted, may be repriced other than in accordance with the applicable stockholder approval requirements of Nasdaq. Fair market value shall be determined by the Administrator consistent with the applicable requirements of Section 422 and Section 409A.

Payment Of Exercise Price. Where the exercise of an Award is to be accompanied by payment, payment of the exercise price shall be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator, and if legally permissible, (i) through the delivery of unrestricted shares of Stock that have a fair market value equal to the exercise price, subject to such minimum holding period requirements, if any, as the Administrator may prescribe, (ii) through a broker-assisted exercise program acceptable to the Administrator, (iii) by other means acceptable to the Administrator, or (iv) by any combination of the foregoing permissible forms of payment. The delivery of shares in payment of the exercise price under clause (i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

Maximum Term. Awards requiring exercise will have a maximum term not to exceed ten (10) years from the date of grant (five (5) years from the date of grant in the case of an ISO granted to a ten-percent shareholder described in Section 6(b)(2) above).

EFFECT OF CERTAIN TRANSACTIONS

Mergers, etc. Except as otherwise provided in an Award, the following provisions shall apply in the event of a Covered Transaction:

Assumption or Substitution. If the Covered Transaction is one in which there is an acquiring or surviving entity, the Administrator may provide for the assumption of some or all outstanding Awards or for the grant of new awards in substitution therefor by the acquiror or survivor or an affiliate of the acquiror or survivor.

Cash-Out of Awards. If the Covered Transaction is one in which holders of Stock will receive upon consummation a payment (whether cash, non-cash or a combination of the foregoing), then subject to Section 7(a)(5) below the Administrator may provide for payment (a “cash-out”), with respect to some or all Awards or any portion thereof, equal in the case of each affected Award or portion thereof to the excess, if any, of (A) the fair market value of one share of Stock (as determined by the Administrator) times the number of shares of Stock subject to the Award or such portion, over (B) the aggregate exercise or purchase price, if any, under the Award or such portion (in the case of an SAR, the aggregate base value above which appreciation is measured), in each case on such payment terms (which need not be the same as the terms of payment to holders of Stock) and other terms, and subject to such conditions, as the Administrator determines; provided, that the Administrator shall not exercise its discretion under this Section 7(a)(2) with respect to an Award or portion thereof providing for “nonqualified deferred compensation” subject to Section 409A in a manner that would constitute an extension or acceleration of, or other change in, payment terms if such change would be inconsistent with the applicable requirements of Section 409A.

Acceleration of Certain Awards. If the Covered Transaction (whether or not there is an acquiring or surviving entity) is one in which there is no assumption, substitution or cash-out, then subject to Section 7(a)(5) below each Award requiring exercise will become fully vested and exercisable, and the delivery of any shares of Stock remaining deliverable under each outstanding Award of Stock Units (including Restricted Stock Units and Performance Awards to the extent consisting of Stock Units) will be accelerated and such shares will be delivered, prior to the Covered Transaction, in each case on a basis that gives the holder of the Award a reasonable opportunity, as determined by the Administrator, following exercise of the Award or the delivery of the shares, as the case may be, to participate as a stockholder in the Covered Transaction; provided, that to the extent acceleration pursuant to this Section 7(a)(3) of an Award subject to Section 409A would cause the Award to fail to satisfy the requirements of Section 409A, the Award shall not be accelerated and the Administrator in lieu thereof shall take such steps as are necessary to ensure that payment of the Award is made in a medium other than Stock and on terms that as nearly as possible, but taking into account adjustments required or permitted by this Section 7, replicate the prior terms of the Award.

Termination of Awards Upon Consummation of Covered Transaction. Each Award will terminate upon consummation of the Covered Transaction, other than the following: (i) Awards assumed pursuant to Section 7(a)(1) above; (ii) Awards converted pursuant to the proviso in Section 7(a)(3) above into an ongoing right to receive payment other than Stock; and (iii) outstanding shares of Restricted Stock (which shall be treated in the same manner as other shares of Stock, subject to Section 7(a)(5) below).

Additional Limitations. Any share of Stock and any cash or other property delivered pursuant to Section 7(a)(2) or Section 7(a)(3) above with respect to an Award may, if so determined by the Administrator, contain such restrictions, if any, as the Administrator deems appropriate to reflect any performance or other vesting conditions to which the Award was subject and that did not lapse (and were not satisfied) in connection with the Covered Transaction. For purposes of the immediately preceding sentence, a cash-out under Section 7(a)(2) above or the acceleration of exercisability of an Award under Section 7(a)(3) above shall not, in and of itself, be treated as the lapsing (or satisfaction) of a performance or other vesting condition. In the case of Restricted Stock that does not vest in connection with the Covered Transaction, the Administrator may require that any amounts or Shares delivered, exchanged or otherwise paid in respect of such Stock in connection with the Covered Transaction be placed in escrow or otherwise made subject to such restrictions or in the case of substituted Shares, bear any legend, as the Administrator deems appropriate to carry out the intent of the Plan.

Changes in and Distributions With Respect to Stock

Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Company’s capital structure, the Administrator shall make appropriate adjustments to the maximum number of shares specified in Section 4(a) that may be delivered under the Plan and to the maximum share limits described in Section 4(c), and shall also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

Certain Other Adjustments. The Administrator may also make adjustments of the type described in Section 7(b)(1) above to take into account distributions to stockholders other than those provided for in Section 7(a) and 7(b)(1), or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder, having due regard for the qualification of ISOs under Section 422, the requirements of Section 409A, and for the performance-based compensation rules of Section 162(m), where applicable.

Continuing Application of Plan Terms. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

LEGAL CONDITIONS ON DELIVERY OF STOCK

The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may also require such representations or agreements as counsel for the Company may consider appropriate to avoid violation of any applicable non-U.S. law. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions.

AMENDMENT AND TERMINATION

The Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Awards; provided, that except as otherwise expressly provided in the Plan the Administrator may not, without the Participant’s consent, alter the terms of an Award so as to affect materially and adversely the Participant’s rights under the Award, unless the Administrator expressly reserved the right to do so at the time of the Award. Any amendments to the Plan shall be conditioned upon stockholder approval only to the extent, if any, such approval is required by law (including the Code and applicable stock exchange requirements), as determined by the Administrator.

OTHER COMPENSATION ARRANGEMENTS

The existence of the Plan or the grant of any Award will not in any way affect the Company’s right to Award a person bonuses or other compensation in addition to Awards under the Plan.

MISCELLANEOUS

(a)    Waiver of Jury Trial. By accepting an Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim shall be tried before a court and not before a jury. By accepting an Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers.

(b)    Limitation of Liability. Notwithstanding anything to the contrary in the Plan, neither the Company, nor any Affiliate, nor the Administrator, nor any person acting on behalf of the Company, any Affiliate, or the Administrator, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Award by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to the Award; provided, that nothing in this Section 11(b) will limit the ability of the Administrator or the Company to provide by separate express written agreement with a Participant for a gross-up payment or other payment in connection with any such acceleration of income or additional tax.

ESTABLISHMENT OF SUB-PLANS

The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board will establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Administrator’s discretion under the Plan as the Board deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board deems necessary or desirable. All supplements adopted by the Board will be deemed to be part of the Plan, but each supplement will apply only to Participants within the affected jurisdiction and the Company will not be required to provide copies of any supplement to Participants in any jurisdiction that is not affected.

GOVERNING LAW

Except as otherwise provided by the express terms of an Award agreement or under a sub-plan described in Section 12, the provisions of the Plan and of Awards under the Plan and all claims or disputes arising out of our based upon the Plan or any Award under the Plan or relating to the subject matter hereof or thereof will be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

EXHIBIT A

Definition of Terms

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“Administrator”: The Compensation Committee, except that to the maximum extent permitted by applicable law the Compensation Committee may delegate (i) to one or more of its members (or one or more other members of the Board) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant rights or options to the extent permitted by Section 157(c) of the Delaware General Corporation Law; and (iii) to such Employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” shall include the person or persons so delegated to the extent of such delegation.

“Affiliate”: Any corporation or other entity that stands in a relationship to the Company that would result in the Company and such corporation or other entity being treated as one employer under Section 414(b) and Section 414(c) of the Code.

“Award”: Any or a combination of the following:

(i) Stock Options.

(ii) SARs.

(iii) Restricted Stock.

(iv) Unrestricted Stock.

(v) Stock Units, including Restricted Stock Units.

(vi) Performance Awards.

(vii) Cash Awards.

(viii) Awards (other than Awards described in (i) through (vii) above) that are convertible into or otherwise based on Stock.

“Board”: The Board of Directors of the Company.

“Cash Award”: An Award denominated in cash.

“Cause”: (i) In the case of a Participant as to whom the treatment of Awards upon termination of Employment is governed in relevant respect by the terms of an employment, severance or similar agreement and that contains a definition of “cause” that applies in such circumstances, such definition of “cause”; and (ii) in every other case, except as the Administrator may otherwise determine at the time of an Award (or thereafter with the consent of the Participant): the Participant’s (A) engaging in willful or gross misconduct or willful or gross neglect; (B) repeatedly failing to adhere to the directions of superiors or the Board or the written policies and practices of the Company or the Subsidiaries or its Affiliates; (C) commission of a felony or a crime of moral turpitude, dishonesty, breach of trust or unethical business conduct, or any crime involving the Company or the Subsidiaries or any Affiliate thereof; (D) fraud, misappropriation or embezzlement; (E) action or omission constituting a material failure to substantially and adequately perform the duties assigned to the Participant; (F) illegal act detrimental to the Company or the Subsidiaries or its Affiliates; or (G) repeated failure to devote substantially all of Participant’s business time and efforts to the Company in breach of any express commitment by the Participant.

“Code”: The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

“Compensation Committee”: The compensation committee of the Board.

“Company”: SMTC Corporation, a Delaware corporation.

“Covered Transaction”: Any of (i) a consolidation, merger, or similar transaction or series of related transactions, including a sale or other disposition of stock, in which the Company is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company’s assets, (iii) a dissolution or liquidation of the Company or (iv) a change in the composition of the Board such that the members of the Board at the beginning of any consecutive 24-calendar-month period (the “Incumbent Directors”) cease for any reason other than due to death to constitute at least a majority of the members of the Board; provided that any director whose election, or nomination for election by the Company’s shareholders, was approved or ratified by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such 24-calendar-month period, shall be deemed to be an Incumbent Director. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Administrator), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

“Effective Date”: the date on which the stockholders of the Company approve the Plan.

“Employee”: Any person who is employed by the Company or an Affiliate.

“Employment”: A Participant’s employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to the Company or its Affiliates. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates. Notwithstanding the foregoing and the definition of “Affiliate” above, in construing the provisions of any Award relating to the payment of “nonqualified deferred compensation” (subject to Section 409A) upon a termination or cessation of Employment, references to termination or cessation of employment, separation from service, retirement or similar or correlative terms shall be construed to require a “separation from service” (as that term is defined in Section 1.409A-1(h) of the Treasury Regulations) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Company under Section 1.409A-1(h)(3) of the Treasury Regulations. The Company may, but need not, elect in writing, subject to the applicable limitations under Section 409A, any of the special elective rules prescribed in Section 1.409A-1(h) of the Treasury Regulations for purposes of determining whether a “separation from service” has occurred. Any such written election shall be deemed a part of the Plan.

“ISO”: A Stock Option intended to be an “incentive stock option” within the meaning of Section 422. Each option granted pursuant to the Plan will be treated as providing by its terms that it is to be a non-incentive stock option unless, as of the date of grant, it is expressly designated as an ISO.

“Participant”: A person who is granted an Award under the Plan.

“Performance Award”: An Award subject to Performance Criteria. The Administrator may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify. Any action by the Administrator with respect to a Performance Award intended to qualify for the performance-based compensation exception under Section 162(m) shall be made by the Committee to the extent required by Section 162(m).

“Performance Criteria”: Specified criteria, other than the mere continuation of Employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Award. For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; or recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Administrator may provide in the case of any Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Award will be adjusted in an objectively determinable manner to reflect events (for example, but without limitation, acquisitions or dispositions) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

“Plan”: The SMTC Corporation 2010 Incentive Plan as from time to time amended and in effect.

“Restricted Stock”: Stock subject to restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

“Restricted Stock Unit”: A Stock Unit that is, or as to which the delivery of Stock or cash in lieu of Stock is, subject to the satisfaction of specified performance or other vesting conditions.

“SAR”: A right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Stock of equivalent value) equal to the excess of the fair market value of the shares of Stock subject to the right over the base value from which appreciation under the SAR is to be measured.

“Section 409A”: Section 409A of the Code.

“Section 422”: Section 422 of the Code.

“Section 162(m)”: Section 162(m) of the Code.

“Stock”: Common Stock of the Company, par value $0.01 per share.

“Stock Option”: An option entitling the holder to acquire shares of Stock upon payment of the exercise price.

“Stock Unit”: An unfunded and unsecured promise, denominated in shares of Stock, to deliver Stock or cash measured by the value of Stock in the future.

“Unrestricted Stock”: Stock not subject to any restrictions under the terms of the Award.

APPENDIX B

SMTC CORPORATION

and

MELLON INVESTOR SERVICES LLC,

as Rights Agent

TAX BENEFITS PRESERVATION PLAN

Dated as of June 9, 2010

i

13.	Fractional Rights and Fractional Shares.	B-20
13.1.	Cash in Lieu of Fractional Rights	B-20
13.2.	Cash in Lieu of Fractional Shares Upon Exercise	B-20
13.3.	Waiver of Right to Fractions	B-20
14.	Rights of Action	B-20
15.	Agreement of Rights Holders	B-21
16.	Rights Holder Not Deemed a Stockholder	B-21
17.	Payment and Indemnification of the Rights Agent	B-21
18.	Merger or Consolidation or Change of Name of Rights Agent	B-22
19.	Rights and Duties of Rights Agent	B-22
19.1.	Consultation with Legal Counsel	B-22
19.2.	Officer’s Certificate	B-22
19.3.	Liability	B-23
19.4.	No Liability for Facts or Recitals	B-23
19.5.	Limitations on Responsibility	B-23
19.6.	Further Assurances by the Company	B-23
19.7.	Authorization to Rely upon Instructions	B-23
19.8.	Transactions with the Company	B-24
19.9.	No Liability for Acts of Agents	B-24
19.10.	No Financial Risk	B-24
19.11.	Acting on Void Rights	B-24
19.12.	No Liability to Third Parties	B-24
20.	Change of Rights Agent	B-24
21.	Issuance of New Rights Certificates	B-25
22.	Redemption and Termination	B-25
23.	Exchange.	B-26
23.1.	Exchange Option	B-26
23.2.	Termination of Right to Exercise; Notices	B-26
23.3.	Substitution for Common Stock	B-26
23.4.	Authorization of Additional Shares	B-26
23.5.	No Fractions	B-26
24.	Notice of Proposed Actions	B-27
25.	Notices	B-28
26.	Supplements and Amendments	B-28
27.	Successors	B-29
28.	Determinations and Actions by the Board; Etc	B-29
29.	Benefits of this Plan	B-29
30.	Severability	B-29
31.	Governing Law	B-29
32.	Counterparts	B-29
33.	Descriptive Headings	B-29
34.	Force Majeure	B-29
35.	Patriot Act	B-30
36.	Incentive Compensation Program	B-30

ii

TAX BENEFITS PRESERVATION PLAN

This Tax Benefits Preservation Plan dated as of June     , 2010 (the “Plan”) is between SMTC Corporation, a Delaware corporation (the “Company”), and Mellon Investor Services LLC (operating with the service name BNY Mellon Shareowner Services), a New Jersey limited liability company, as rights agent (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, the Company has generated substantial operating losses and other tax attributes in previous years which, under the Internal Revenue Code of 1986, as amended (the “Code”) and rules promulgated by the Internal Revenue Service, the Company may in certain circumstances use to offset current and future earnings and thus reduce its future federal income tax liability (subject to certain requirements and restrictions);

WHEREAS, if the Company experiences an “Ownership Change,” as defined in Section 382 of the Code and the Treasury Regulations thereunder or any successor or replacement provisions (“Section 382”), its ability to use its Tax Attributes (as herein after defined) could be substantially limited or lost altogether;

WHEREAS, the Company believes that its Tax Attributes are a substantial asset of the Company and that it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Attributes on the terms and conditions set forth herein;

WHEREAS, the Company desires to avoid an “Ownership Change” and, in furtherance of such objective, the Company wishes to enter into this Plan;

WHEREAS, the Company’s indirect subsidiary, SMTC Manufacturing Corporation of Canada (“SMTC Canada”), has issued certain exchangeable shares exchangeable for Common Stock (as hereinafter defined) pursuant to the Exchangeable Share Support Agreement, dated July 27, 2000, by and among the Company, SMTC Nova Scotia Company and SMTC Canada (the “Exchangeable Shares”).

WHEREAS, on June     , 2010 the Board of Directors of the Company (the “Board”) authorized the issuance of rights (collectively, the “Rights,” and individually a “Right”), each Right being a right to purchase, on the terms and subject to the provisions of this Plan, one one-hundredth of a share of the Company’s Preferred Stock (as hereinafter defined);

WHEREAS, on June     , 2010 (the “Declaration Date”) the Board (a) authorized and declared a dividend distribution of one Right for every share of Common Stock (as hereinafter defined), $.01 par value per share, of the Company and every Exchangeable Share then outstanding at the Close of Business (as hereinafter defined) on June     , 2010 (the “Dividend Record Date”) and (b) authorized the issuance of, and agreed to issue, one Right (as such number may be adjusted in accordance with Section 11.9 or 11.15 hereof) for every share of Common Stock of the Company and every Exchangeable Share issued between the Dividend Record Date and the earlier of the Distribution Date (as hereinafter defined), the Expiration Date (as hereinafter defined), and the redemption of the Rights; and

WHEREAS, the Board intends to submit the Plan to stockholders of the Company for approval at the 2010 Annual General Meeting of stockholders (the “2010 Annual Meeting”);

WHEREAS, the Company desires to appoint the Rights Agent to act as rights agent hereunder, in accordance with the terms and conditions hereof.

PLAN

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

1.    Certain Definitions.

For purposes of this Plan, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person who, together with all Affiliates of such Person, shall be the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding (as calculated herein), but shall not include:

(a) the Company;

(b) any Subsidiary of the Company;

(c) any employee benefit plan or compensation arrangement of the Company or of any Subsidiary of the Company;

(d) any Person organized, appointed, or established by the Company or a Subsidiary of the Company pursuant to the terms of any plan or arrangement described in clause (c) above; or

(e) any Person who would otherwise be an Acquiring Person upon the adoption of this Plan, unless and until such Person, or any Affiliate of such Person, acquires Beneficial Ownership of any additional Stock after adoption of this Plan (other than pursuant to a stock dividend or a stock split), in which case such Person shall be an Acquiring Person.

Notwithstanding the foregoing:

(a)    if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person” has become such inadvertently, and such Person divests as promptly as practicable (as determined in good faith by the Board) or enters into a written agreement with the Company to divest a sufficient number of shares of Common Stock and/or Exchangeable Shares, in the manner determined by the Board in its sole discretion, so that such Person, together with its Affiliates, would no longer be an “Acquiring Person,” as defined herein, then such Person shall not be deemed to be or to have been an “Acquiring Person” for any purposes of this Plan;

(b)    no Person shall become an “Acquiring Person” as the result of an acquisition by the Company of Common Stock which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 4.9% or more of the shares of Common Stock then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional shares (other than pursuant to a stock split, stock dividend or similar transaction) of Stock and immediately thereafter be the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding, then such Person shall be deemed to be an “Acquiring Person;”

(c)    if the Board determines that characterizing a Person who would otherwise be an “Acquiring Person,” as an “Acquiring Person” would adversely impact the availability of the Company’s Tax Attributes to a greater extent than not characterizing such Person as an “Acquiring Person,” then in each case, such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Plan unless and until such Person shall again become an “Acquiring Person”; and

(d)    an “Acquiring Person” shall not include any Person who or which the Board determines prior to the time such Person would otherwise be an Acquiring Person, should be exempted from this definition, unless and until such Person acquires Beneficial Ownership of any additional shares of Stock other than pursuant to a stock split, stock dividend or similar transaction; provided, however, that the Board may make such exemption subject to such conditions, if any, which the Board may determine.

In determining whether a Person or Persons owns 4.9% or more of the shares of Common Stock then outstanding for all purposes of this Plan, all of the Stock owned or deemed owned by such Person or Person shall be taken into account in the numerator and only the Common Stock then outstanding shall be taken into account in the denominator. Without limiting the foregoing, any Person or Persons shall be treated as owning 4.9% or more of the shares of Common Stock then outstanding if, in the determination of the Board, that Person or Persons would be treated as a “5-percent shareholder” for purposes of Section 382 (substituting “4.9” for “five” or “5” each time “five” or “5” is used in or for purposes of Section 382).

“Act” shall mean the Securities Act of 1933 (or any successor act), as amended and as may from time to time be in effect.

“Affiliate,” with respect to any Person, shall mean any other Person who is, or who would be deemed to be, an “affiliate” or an “associate” of such Person within the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, and to the extent not included within the foregoing clause of this Section, shall also include, with respect to any person, any other Person (whether or not an Exempt Person) whose Stock would be deemed constructively or otherwise owned by, or otherwise aggregated with shares owned by, such first Person or owned by a single “entity” pursuant to the provisions of Section 382, provided, however, that a Person will not be deemed to be the Affiliate of another Person solely because either or both Persons are or were directors of the Company.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own” or have “Beneficial Ownership” of, any securities:

(a) which such Person or any of such Person’s Affiliates has, directly or indirectly, “beneficial ownership” of within the meaning of Section 13d-3 of the General Rules and Regulations under the Exchange Act;

(b) which such Person or any of such Person’s Affiliates has, directly or indirectly, the right to acquire (whether such right is exercisable immediately or after the passage of time or the fulfillment of a condition or both) pursuant to any agreement, arrangement or understanding (whether or not in writing) (including any purchase orders for Stock initiated prior the first public announcement of the adoption of this Plan) or upon the exercise of conversion, exchange or other rights, warrants or options (including, without limitation, within the meaning of Section 382), or otherwise;

(c) which such Person or any of such Person’s Affiliates has, directly or indirectly, the right to vote or dispose of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own,” any security for purposes of clause (c) of this definition as a result of an agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding:

(i) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable proxy solicitation rules and regulations promulgated under the Exchange Act, and

(ii) is not also then reportable by such Person on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report);

or

(d) which are beneficially owned, directly or indirectly, by any other Person or any Affiliate thereof with which such Person or any of such Person’s Affiliates has any agreement, arrangement or understanding (whether or not in writing), with respect to acquiring, holding, voting (except pursuant to a revocable proxy or in connection with a proxy or consent solicitation described in clause the proviso to clause (c) of this definition) or disposing of any securities of the Company;

To the extent not included within the foregoing provisions of this Section, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” or have “beneficial ownership” of, securities which such Person (i) would be deemed to constructively or otherwise own, or which would otherwise be aggregated with shares owned or beneficially owned by such Person, for purposes of Section 382, or (ii) would be deemed to have a direct or indirect economic or pecuniary interest, including, without limitation, interests or rights acquired through derivative, hedging or similar transactions relating to such securities with a counterparty, as determined by the Board in its sole and absolute discretion.

Notwithstanding the foregoing:

(a)    for purposes of this definition a Person shall not be deemed the “Beneficial Owner” of, or to “beneficially own”:

(i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase or exchange;

(ii) securities issuable upon exercise of Rights at any time prior to the occurrence of a Common Stock Event; or

(iii) securities issuable upon exercise of Rights which were held by a Person or its Affiliates prior to the Distribution Date as long as such Person is not responsible for the occurrence of the Common Stock Event giving rise to the Distribution Date;

(b)    no Person engaged in business as an underwriter of securities shall be deemed the Beneficial Owner of any securities acquired through such Person’s participation as an underwriter in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

“Board” shall have the meaning set forth in the preamble to this Plan.

“Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York and the State of New Jersey or the city in which the principal office of the Rights Agent is located are authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.

“Closing Price” shall have the meaning set forth in Section 11.4 hereof.

“Code” shall have the meaning set forth in the preamble to this Plan.

“Common Stock” shall mean the Common Stock, $.01 par value per share, of the Company, except that “Common Stock” when used with respect to any Person other than the Company shall mean either (a) the capital stock or other equity interest of such Person with the greatest voting power, or (b) the equity securities or other equity interests having power to control or direct the management and affairs of such Person, or if such Person is a Subsidiary of another Person, the Person (x) who ultimately controls such Person that is the Subsidiary and (y) which has outstanding such common stock (or such other capital stock, equity securities or interests). “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) shall represent the right to participate generally in the profits and losses of such Person (including without limitation any flow-through tax benefits resulting from an ownership interest in such Person) and (y) shall be entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, shall have the power to remove or otherwise replace the manager or managers, general partner, or partners or persons or entities performing similar functions.

“Common Stock Equivalents” shall have the meaning set forth in Section 11.1.3(b)(iii) hereof.

“Common Stock Event” shall mean when any Person, alone or together with its Affiliates, at any time after the Declaration Date becomes an Acquiring Person.

“Company” shall have the meaning set forth in the preamble to this Plan.

“Current Market Price” shall have the meaning set forth in Section 11.4 hereof.

“Current Value” shall have the meaning set forth in Section 11.1.3 hereof.

“Declaration Date” shall have the meaning set forth in the preamble to this Plan.

“Directors” shall mean the members of the Board.

“Disqualified Transferee” shall mean any Person who is a direct or indirect transferee of any Right from an Acquiring Person or an Affiliate of an Acquiring Person and who became such a transferee (a) after the occurrence of a Common Stock Event or (b) prior to or concurrently with the Acquiring Person becoming such and received such Right pursuant to a transfer (whether or not for value) (x) from the Acquiring Person to holders of its Stock or other equity securities or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Right, the shares of Stock associated with such Rights or the Company, or (y) which a majority of the Board determines is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect, the avoidance of Section 7.5 hereof.

“Distribution Date” shall mean the date which is the later of (a) the earlier of the close of business (i) the 10th calendar day following the Stock Acquisition Date or (ii) the 10th Business Day following the Offer Commencement Date or (b) such specified or unspecified date thereafter which is on or after the Dividend Record Date, as may be determined by a majority of the Board.

“Dividend Record Date” shall have the meaning set forth in the preamble to this Plan.

“Equivalent Preferred Stock” shall have the meaning set forth in Section 11.2 hereof.

“Excess Amount” shall have the meaning set forth in Section 11.1.3 hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934 (or any successor act), as in effect on the Declaration Date.

“Exchange Date” shall mean the time at which Rights are exchanged as provided in Section 23 hereof.

“Exchange Ratio” shall have the meaning set forth in Section 23.1 hereof.

“Exchangeable Shares” shall mean the non-voting Exchangeable Shares of SMTC Canada, an indirect subsidiary of the Company.

“Exempt Person” shall mean a Person whose Beneficial Ownership (together with all Affiliates of such Person) of 4.9% or more of the Common Stock then-outstanding will not, as determined by the Board in its sole discretion, jeopardize or endanger the availability to the Company of the Tax Attributes, provided, however, that such a Person will cease to be an “Exempt Person” if the Board makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates of such person) on the availability to the Company of its Tax Attributes.

“Expiration Date” shall mean the earliest of (i) the Close of Business on the date one year from the date the Board has adopted this Plan; provided, however, that the Board may in its sole discretion extend this Plan for additional one-year periods if it determines that such extension is reasonably necessary to protect the Tax Attributes and is in the best interests of the Company and its stockholders, (ii) the Redemption Date, (iii) the Exchange Date, (iv) the consummation of a reorganization transaction entered into by the Company resulting in the imposition of stock transfer restrictions that the Board determines will provide protection for the Company’s Tax Attributes similar to that provided by this Plan, (v) the repeal of section 382 of the Code or any successor statute (but excluding the repeal or withdrawal of any Treasury Regulations thereunder), or any other change, if the Board determines that this Plan is no longer necessary for the preservation of Tax Attributes, or (vi) the beginning of a taxable year of the Company to which the Board determines that no Tax Attributes may be carried forward. Notwithstanding the foregoing, the Plan will be terminated and be of no further force and effect if not approved by the stockholders of the Company at the 2010 Annual Meeting or within a reasonable time thereafter prior to any Distribution Date.

“Offer Commencement Date” shall mean the date of the commencement by any Person, other than (a) the Company, (b) a Subsidiary of the Company, (c) any employee benefit plan of the Company or of any Subsidiary of the Company or (d) any Person organized, appointed, or established by the Company or such Subsidiary pursuant to the terms of any such plan, of a tender or exchange offer (including when such offer is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act) if upon consummation thereof such Person and Affiliates thereof would be the Beneficial Owner of 4.9% or more of the then outstanding shares of Common Stock (including any such date which is after the date of this Plan and prior to the issuance of the Rights on the Dividend Record Date or thereafter).

“Officers’ Certificate” has the meaning set forth in Section 19.2 hereof.

“Other Consideration” has the meaning set forth in Section 6.1 hereof.

“Permitted Offer” shall mean a tender or exchange offer for all outstanding Common Shares made in the manner prescribed by Section 14(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided that a majority of the disinterested Directors then in office has determined that the offer is both adequate and otherwise in the best interests of the Company and its stockholders (taking into account all factors that such Directors deem relevant, including without limitation prices that could reasonably be achieved if the Company or its assets were sold on an orderly basis designed to realize maximum value).

“Person” shall mean (a) a company, corporation, association, partnership, joint venture, limited liability company, trust, estate, organization, business, entity or individual, and shall include any successor (by merger or otherwise) of any such entity (b) a “group” as that term is used for purposes of Section 13(d)(3) of the Exchange Act, or (c) any group of Persons that have a formal or informal understanding among themselves to make a “coordinated acquisition” of shares of Stock, or any Person or Persons that is or are otherwise treated as an “entity,” each within the meaning of Section 382, as determined by the Board.

“Preferred Stock” shall mean the preferred stock of the Company, having the rights and preferences set forth in the form of Certificate of Designation, Preferences and Rights of Preferred Stock attached hereto as Exhibit A.

“Purchase Price” shall have the meaning set forth in Section 7.2 hereof.

“Redemption Date” shall mean the time at which the Rights are redeemed as provided in Section 22 hereof.

“Redemption Price” shall have the meaning set forth in Section 22 hereof.

“Rights” shall have the meaning set forth in the preamble to this Plan.

“Rights Agent” shall have the meaning set forth in the preamble of this Plan subject to the appointment of a successor Rights Agent pursuant to Section 20 hereof.

“Rights Certificates” shall have the meaning set forth in Section 3.2 hereof.

“Section 382” shall mean Section 382 of the Code and the Treasury Regulations thereunder and any successor or replacement thereof.

“Stock” shall mean the Common Stock and the Exchangeable Shares.

“Stock Acquisition Date” shall mean the earlier of (a) the date of the first public announcement by an Acquiring Person or the Company that an Acquiring Person has become such (including the first date on which any filing with any governmental authority disclosing that an Acquiring Person has become such becomes available to the public) or (b) the date on which a majority of the Directors have actual knowledge that an Acquiring Person has become such; provided, however, that if such Person is determined not to have become an Acquiring Person pursuant to this Section 1 then no Stock Acquisition Date shall be deemed to have occurred.

“Subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, directly or indirectly, by such Person.

“Substitution Period” shall have the meaning set forth in Section 11.1.4 hereof.

“Summary of Rights” shall have the meaning set forth in Section 3.3 hereof.

“Tax Attributes” shall mean the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries.

The term, “then outstanding”, when used with reference to the percentage of the then outstanding securities beneficially owned by a Person, shall mean the number of securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person or any of such Person’s Affiliates would be deemed to beneficially own hereunder.

“Trading Day” shall mean a day on which the principal national securities exchange or comparable system which such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange or comparable system, a day which is a Business Day.

2.    Appointment of Rights Agent.

The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon 10 days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and in no event be liable for, the acts or omissions of any such co-Rights Agent.

3.    Evidence and Transfer of Rights.

3.1.    Prior to Distribution Date. Until the Distribution Date, (a) the Rights will be evidenced by the certificates representing shares of Stock registered in the names of the holders of the Stock (which certificates shall be deemed also to be certificates for the associated Rights) and not by separate rights certificates, and the registered holders of the Stock shall also be the registered holders of the associated Rights and (b) the Rights will be transferable only in connection with the transfer of the associated shares of Stock.

3.2.    After Distribution Date. As soon as practicable after the Company has notified the Rights Agent of the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing on or prior to the Business Day next following, and has provided the Rights Agent with all necessary information (and if the Rights Agent is not also the transfer agent and registrar of Stock, has provided the Rights Agent with the names and addresses of all record holders of Stock), the Rights Agent will send by first class, insured, postage-prepaid mail, to each record holder of the Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the stock transfer records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing in the aggregate that number of Rights to which such holder is entitled in accordance with the provisions of this Plan. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates. The Rights are exercisable only in accordance with the provisions of Section 7 hereof and are redeemable only in accordance with Section 22 hereof.

3.3.    Summary of Rights. As soon as practicable after the Dividend Record Date, the Company will make available a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), to any holder of Rights who may request it from time to time prior to the Expiration Date.

3.4.    Stock Then Outstanding on the Record Date. Until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), the surrender for transfer of any of the certificates representing shares of the Stock then outstanding on the Dividend Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Stock represented by such certificate.

3.5.    Future Issuances of Stock; Stock Legends. Rights shall be issued in respect of all shares of Common Stock issued by the Company (whether originally issued, delivered from the Company’s treasury or issued upon exchange of Exchangeable Shares for Common Stock) and Exchangeable Shares issued by SMTC Canada after the Dividend Record Date but prior to the earliest of (a) the Distribution Date, (b) the Expiration Date or (c) the redemption of the Rights. Certificates representing such shares of Stock and certificates issued on transfer of any shares of Stock, with or without a copy of the Summary of Rights, prior to the Distribution Date (or earlier expiration or redemption of the Rights) shall be deemed also to be certificates for the associated Rights, and commencing as soon as reasonably practicable following the Dividend Record Date shall bear the following legend (or a legend substantially in the form thereof):

“This certificate also evidences and entitles the holder to Rights set forth in a Tax Benefits Preservation Plan between the issuer and Mellon Investor Services LLC, as Rights Agent (the “Rights Agent”), dated as of June 9, 2010 (the “Plan”), the terms of which are incorporated herein by reference and a copy of which is on file at the principal offices of the issuer. The Rights Agent will mail to the registered holder of this certificate a copy of the Plan, as in effect on the date of mailing, without charge upon written request. Under certain circumstances set forth in the Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Under certain circumstances set forth in the Plan, Rights issued to, or held by any Person who is, was or becomes, or acquires shares from, an Acquiring Person or any Affiliate of an Acquiring Person (as each such term is defined in the Plan and generally relating to the ownership or purchase of certain shareholdings), whether currently held by or on behalf of such Person or Affiliate or by certain subsequent holders, may become null and void.

Until the Distribution Date or the earlier redemption, expiration or termination of the Rights, the Rights associated with the Stock shall be evidenced by the Stock certificates alone and the registered holders of Stock shall also be the registered holders of the associated Rights, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Stock represented by such certificate.”

With respect to such certificates containing the foregoing legend, the Rights associated with the Stock represented by such certificates shall be evidenced by such certificates alone until the earlier of the Distribution Date, the Expiration Date or the Redemption Date, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Stock represented by such certificates. The failure to print the foregoing legend on any such certificate representing Stock or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7.5 hereof. In the event that the Company purchases or acquires any Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Stock which are no longer outstanding.

4.    Rights Certificates.

4.1.    Form of Rights Certificates. The Rights Certificates (and the form of assignment and the form of exercise notice and certificate to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent) and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed or traded, or to conform to usage. Subject to the provisions of Sections 11 and 21 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Dividend Record Date (or, if the shares to which the Rights are attached are issued thereafter, such date of issuance), shall include the date of countersignature and on their face shall entitle the holders thereof to purchase such number of one one-hundredths of a share of Preferred Stock as shall be set forth therein at the Purchase Price (as hereinafter defined), but the amount and type of securities issuable upon the exercise of each Right and the Purchase Price shall be subject to adjustment as provided herein.

4.2. Legends. Subject to Section 7.5, any Rights Certificate issued pursuant to Section 3.2 or 21 hereof that represents Rights beneficially owned by (a) any Acquiring Person or any Affiliate of an Acquiring Person, or (b) any Disqualified Transferee, and any other Rights Certificate issued pursuant to Section 6 or 11 hereof upon the transfer, exchange, replacement or adjustment of any such Rights Certificate, shall contain (to the extent the Rights Agent has knowledge thereof and to the extent feasible) a legend in substantially the following form:

“The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate (which includes both affiliates and associates) of an Acquiring Person (as each such term is defined in the Tax Benefits Preservation Plan between the issuer and Mellon Investor Services LLC, as Rights Agent, dated as of June 9, 2010 (the “Plan”)). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7.5 of the Plan. The Rights Agent will mail to the registered holder of this certificate a copy of the Plan as in effect on the date of such mailing, without charge upon written request.”

In the event that the Rights become exercisable, the Rights Agent and the Company will agree upon a procedure for determining which Rights will be so legended.

5.    Countersignature and Registration. The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or facsimile thereof which shall be attested by the Treasurer or an Assistant Treasurer of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned, either manually or by facsimile signature, by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent, issued and delivered with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company. Any Rights Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Plan any such person was not such an officer. Following the Distribution Date, the Rights Agent shall keep or cause to be kept, at the office of the Rights Agent designated for such purpose, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, and the date of countersignature thereof by the Rights Agent.

6.    Replacement of Rights Certificates.

6.1.    Transfer, Split-up, Combination and Exchange of Rights Certificates. Subject to the provisions of Sections 4.2, 7.5, and hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the earlier of the Close of Business on the Expiration Date or the redemption of the Rights, any Rights Certificate may be transferred, split up, combined or exchanged for another Rights Certificate or Rights Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a share of Preferred Stock (or, following a Common Stock Event, Stock and/or such other securities, cash, or other assets as shall be issuable in respect of the Rights in accordance with the terms of this Plan (such other securities, cash or other assets being referred to herein as “Other Consideration”)) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate to be transferred, split up, combined, or exchanged at the office of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have properly completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner from whom the Rights evidenced by such Rights Certificate are to be transferred (or the Beneficial Owner to whom such Rights are to be transferred) or Affiliates thereof as the Company or the Rights Agent shall reasonably request. Thereupon, subject to Sections 4.2, and 13 hereof, the Company shall execute and the Rights Agent shall countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment by the holders of Rights of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates which the Company is not required to pay in accordance with Section 9.4 hereof. The Rights Agent shall have no duty or obligation under any Section of this Plan requiring the payment of any taxes or charges unless and until Rights Agent is satisfied that all such taxes and/or charges have been paid.

6.2.    Mutilated, Destroyed, Lost or Stolen Rights Certificates. Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, the receipt of indemnity or security satisfactory to them, and upon reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed, or mutilated.

7.    Exercise of Rights; Purchase Price; Expiration Date of Rights.

7.1.    Exercise of Rights. Except as otherwise provided herein, the registered holder of any Rights Certificate may exercise the Rights evidenced thereby in whole or in part at any time from and after the Distribution Date and at or prior to the Close of Business on the Expiration Date. Immediately after the Close of Business on the Expiration Date (or the earlier redemption of the Rights), all Rights shall be extinguished and all Rights Certificates shall become null and void. To exercise Rights, the registered holder of the Rights Certificate evidencing such Rights shall surrender such Rights Certificate, with the form of election to purchase on the reverse side thereof and the certificate contained therein duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, together with payment in cash, only if by electronic or wire transfer, or by certified check or bank check, of the Purchase Price with respect to the total number of one one-hundredths of a share of Preferred Stock (or, after a Common Stock Event, shares and/or similar units of Stock or Other Consideration) as to which the Rights are exercised (which payment shall include any additional amount payable by such Person in accordance with Section 9.4 hereof). The Rights Agent shall promptly deliver to the Company all payments of the Purchase Price received in respect of Rights Certificates accepted for exercise.

7.2.    Purchase Price. The purchase price for each one one-hundredth of a share of Preferred Stock issuable pursuant to the exercise of a Right (the “Purchase Price”) shall initially be $10.00, shall be subject to adjustment as provided in Section 11 hereof, and shall be payable in lawful money of the United States of America.

7.3.    Duties of Rights Agent Upon Exercise. Subject to Section 11.1.2, upon receipt of a Rights Certificate representing the Rights, with the form of election to purchase set forth on the reverse side thereof and the certificate contained therein duly executed, accompanied by payment of the Purchase Price, with respect to each Right so exercised, the Rights Agent, subject to Sections 7.5, 11.1.3 and 19.11 hereof, shall thereupon promptly:

(a) requisition from any transfer agent of the Preferred Stock (or Common Stock, as the case may be) (or from the Company if there shall be no such transfer agent, or make available if the Rights Agent is such transfer agent) certificates for the total number of one one-hundredths of a share of Preferred Stock (or Common Stock, as the case may be) to be purchased, and the Company hereby irrevocably authorizes such transfer agent to comply with any such request,

(b) after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated in writing by such holder, and

(c) when necessary to comply with this Plan, requisition from the Company the amount of cash to be paid in lieu of issuance of a fractional share in accordance with Section 13 hereof and after receipt promptly deliver such cash to or upon the order of the registered holder of such Rights Certificate.

After the occurrence of a Common Stock Event, the Company shall make all necessary arrangements so that any Other Consideration then deliverable in respect of the Rights is available for distribution by the Rights Agent. For purposes of this Section 7, the Rights Agent shall be entitled to rely, and shall be protected in relying, on an Officers’ Certificate from the Company to the effect that the Distribution Date has occurred.

7.4.    Partial Exercise. Subject to Sections 4.2, and 13 hereof, in case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be executed and delivered by the Company to the Rights Agent and countersigned and delivered by the Rights Agent to the registered holder of such Rights Certificate or to such holder’s duly authorized assigns.

7.5.    Rights Owned by Acquiring Person or Disqualified Transferee Null and Void. Notwithstanding anything in this Plan to the contrary, from and after the first occurrence of a Common Stock Event, any Rights beneficially owned by (a) an Acquiring Person or an Affiliate of an Acquiring Person or (b) a Disqualified Transferee shall become null and void and such Rights shall be deemed to be not outstanding without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Plan or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7.5 and Section 4.2 hereof are complied with, but the Company shall have no liability to any holder of Rights Certificates or other Person, and none of the terms of this Plan or the Rights shall be deemed to be waived with respect to such holder or other Person, as a result of any failure by the Company to make any determinations with respect to an Acquiring Person or any Affiliate of an Acquiring Person or Disqualified Transferees hereunder or any failure to have a legend placed on any Rights Certificate in accordance with Section 4.2 hereof or on any Stock certificate in accordance with Section 3.5 hereof.

7.6.    Proper Exercise Required. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a holder of any Rights Certificate upon the occurrence of any purported exercise thereof unless such holder shall have (a) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (b) provided such additional evidence of the identity of the Beneficial Owner from whom the Rights evidenced by such Rights Certificate are to be transferred (or the Beneficial Owner to whom such Rights are to be transferred) or Affiliates thereof as the Company or the Rights Agent shall reasonably request.

8.    Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of and accepted for exercise, or surrendered for the purpose of redemption, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents (other than the Rights Agent), be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or retired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Rights Certificates to the Company, or may, at the written request of the Company, but shall not be required to, destroy such canceled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

9.    Reservation and Availability of Shares of Preferred Stock; Other Covenants.

9.1.    Reservation and Availability of Preferred Stock. The Company covenants and agrees that on and after the Distribution Date, it shall use reasonable efforts to cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (or, following the occurrence of a Common Stock Event, out of its authorized and unissued shares of Common Stock and/or Other Consideration, or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (or, following a Common Stock Event, shares of Common Stock and/or Other Consideration) that, except as provided in Section 11.1.3 hereof, would then be sufficient to permit the exercise in full of all outstanding Rights; provided, however, that the reservation of such shares shall be subject and subordinate to any other reservation of such shares made by the Company at any time for any lawful purpose; provided, further, however, that in no event shall such failure to so reserve shares affect the rights of any holder of Rights hereunder.

9.2.    Best Efforts to List Shares Issuable Upon Exercise. The Company covenants and agrees that on and after the Distribution Date so long as the Preferred Stock (or, following a Common Stock Event, shares and/or similar units of Common Stock and/or Other Consideration) issuable upon the exercise of Rights may be listed on any national securities exchange or comparable system, the Company shall use its best efforts to cause all shares (or similar units) reserved for such issuance to be listed on such exchange or comparable system upon official notice of issuance upon such exercise.

9.3.    Duly Authorized, Fully Paid, Nonassessable Shares. The Company covenants and agrees that it shall take all such action as may be necessary to ensure that each one one-hundredth of a share of Preferred Stock (or, following a Common Stock Event, each share and/or similar unit of Common Stock or Other Consideration delivered upon exercise of Rights) shall, at the time of delivery of the certificates for such shares (or units), subject to payment in full of the Purchase Price, be duly and validly authorized and issued and fully paid and nonassessable.

9.4.    Taxes. The Company covenants and agrees that it shall pay when due and payable any and all taxes and transfer charges which may be payable in respect of the issuance or delivery of the Rights Certificates or of any shares of Preferred Stock (or, following the occurrence of a Common Stock Event, each share and/or similar unit of Common Stock or Other Consideration) upon the exercise of Rights; provided, however, that the Company shall not be required to pay any such tax or transfer charge which may be payable in respect of any transfer involved in the transfer or delivery of Rights Certificates or in the issuance or delivery of certificates for any shares of Preferred Stock (or, following the occurrence of a Common Stock Event, each share and/or similar unit of Common Stock or Other Consideration) in a name other than that of the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for any shares of Preferred Stock (and, following the occurrence of a Common Stock Event, any shares and/or similar units of Common Stock or Other Consideration) upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Rights Certificate at the time of surrender thereof) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

9.5.    Registration of Securities Issuable Upon Exercise of Rights. The Company shall use its best efforts (a) to file, as soon as practicable following the earliest date after the first occurrence of a Common Stock Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with this Plan, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Act, with respect to the securities issuable upon exercise of the Rights on an appropriate form, (b) to cause such registration statement to become effective as soon as practicable after such filing and (c) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (i) the date as of which the Rights are no longer exercisable for such securities, or (ii) the Expiration Date or earlier redemption of the Rights. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states of the United States in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (a) of this Section 9.5, the exercisability of the Rights in order to prepare and file such registration statement or to permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended. The Company shall thereafter issue a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 9.5 and give the Rights Agent a copy of such announcement. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

10.    Issuance of Stock Upon Exchange; No Rights as Stockholder Until Exercise. Each Person in whose name any certificate for any shares of Preferred Stock (or, following the occurrence of a Common Stock Event, shares and/or similar units of Common Stock or Other Consideration) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such shares of Preferred Stock (or such shares and similar units of Common Stock and/or Other Consideration, as the case may be) represented thereby, and such certificate shall be dated the date which is the later of (a) the date upon which the Rights Certificate evidencing such Rights was duly surrendered, or (b) the date upon which payment of the Purchase Price (and any applicable taxes or charges) in respect thereof was made; provided, however, that if such date is a date upon which the relevant transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (or Other Consideration) on, and such certificate shall be dated, the next succeeding Business Day on which such transfer books of the Company are open; provided, further, that the Company covenants and agrees that it shall not close such transfer books for a period exceeding ten consecutive days. Prior to the exercise of the Rights evidenced thereby (which shall be deemed to have occurred on the date such certificate for shares and/or similar units of Preferred Stock, Common Stock or Other Consideration shall be dated in accordance with this Section 10), the holder of a Rights Certificate, as such, shall not be entitled to any rights of a security holder of the Company with respect to the shares of Preferred Stock (and/or such shares or similar units of Common Stock or Other Consideration) for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as expressly provided herein.

11.    Adjustments to Rights. The Purchase Price and the number and kind of securities covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

11.1.    Stock Splits; Flip-in Provisions.

11.1.1    Stock Splits and Other Adjustments to Preferred Stock. In the event that the Company shall at any time after the Record Date but prior to the Declaration Date (a) declare and pay a dividend on the

Preferred Stock payable in shares of Preferred Stock, (b) subdivide the outstanding Preferred Stock, (c) combine the outstanding Preferred Stock into a smaller number of shares or (d) issue, change, or alter any of its shares of capital stock in a reclassification or recapitalization (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving Person), except as otherwise provided in this Section 11.1 and Section 7.5 hereof, then, and in each such case, the Purchase Price in effect at the time of the record date for such dividend or the effective time of such subdivision, combination, reclassification or recapitalization, and the number and kind of shares of capital stock issuable upon exercise of the Rights at such time, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of Preferred Stock or other capital stock which, if such Right had been exercised immediately prior to such time at the Purchase Price then in effect and at a time when the transfer books for the Preferred Stock (or other capital stock) of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, reclassification or recapitalization. If an event occurs which would require an adjustment under both this Section 11.1.1 and Section 11.1.2 hereof, the adjustment provided in this Section 11.1.1 shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11.1.2 hereof.

11.1.2    Flip-in Provisions. Subject to Section 23, in the event a Common Stock Event shall have occurred, then promptly following such Common Stock Event, proper provision shall be made so that each holder of a Right, except as provided in Section 7.5 hereof, shall thereafter have the right to receive, upon exercise thereof at the Purchase Price in effect at the time of exercise in accordance with the terms of this Plan, in lieu of a number of one one-hundredths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying an amount equal to the then current Purchase Price by an amount equal to the number of one one-hundredths of a share of Preferred Stock for which a Right was or would have been exercisable immediately prior to the first occurrence of any such event whether or not such Right was then exercisable and (y) dividing that product by 50% of the Current Market Price per share of the Common Stock of the Company (as defined in Section 11.4 hereof) determined as of the date of such first occurrence.

11.1.3    Substitution of Securities or Assets Issued Upon Exercise. In the event that:

(a) the number of shares of Preferred Stock (or Common Stock) which are authorized by the Company’s charter but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with Section 7 hereof, or

(b) a majority of the Board determines that it would be appropriate and not contrary to the interests of the holders of Rights (other than any Acquiring Person or Disqualified Transferee or any Affiliate of the Acquiring Person or Disqualified Transferee),

then,

in lieu of issuing whole or fractional shares of Preferred Stock (or Common Stock) in accordance with Section 7 hereof, the Board shall determine an amount, if any, (the “Excess Amount”) equal to the excess of (x) the value (the “Current Value”) of the whole or fractional shares of Preferred Stock (or Common Stock) issuable upon the exercise of a Right in accordance with Section 7.3 hereof, over (y) the Purchase Price, and the Company shall, with respect to each Right, make adequate provision to substitute for such whole or fractional shares of Preferred Stock (or Common Stock), upon payment of the applicable Purchase Price,

(i) cash,

(ii) a reduction in the Purchase Price,

(iii) Common Stock or other equity securities of the Company (including, without limitation, shares or units of Preferred Stock or preferred stock which the Board has deemed in good faith to have the same value as a share of Common Stock (such shares of preferred stock being referred to herein as “Common Stock Equivalents”)),

(iv) debt securities of the Company,

(v) other assets, or

(vi) any combination of the foregoing (which would include the additional consideration provided to any holder by reducing the Purchase Price) having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board;

provided, however, subject to the provisions of Section 9.5 hereof, that if the Company shall not have made adequate provision to deliver value pursuant to this Section 11.1.3 within 30 days following the first occurrence of a Common Stock Event described in Section 11.1.2 hereof, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, whole or fractional shares of Preferred Stock (or Common Stock) (to the extent available) and then, if necessary, cash, securities, and/or assets which in the aggregate are equal to the Excess Amount.

11.1.4    Substitution Period; Suspension of Exercisability. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock or Common Stock Equivalents could be authorized for issuance upon exercise in full of the Rights, the 30-day period set forth in Section 11.1.3 may be extended to the extent necessary, but not more than 90 days following the first occurrence of such a Common Stock Event (such 30 day period as it may be extended to 90 days, is referred to herein as the “Substitution Period”). To the extent that the Company determines that some action is to be taken pursuant to Section 11.1.3 and the preceding provision of this Section 11.1.4, the Company (a) shall provide, subject to Section 7.5 hereof, that (except as to the form of consideration which shall be determined as appropriate by a majority of the Board) such action shall apply uniformly to all outstanding Rights which shall not have become null and void and (b) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such provisions and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended. The Company shall thereafter issue a public announcement at such time as the suspension is no longer in effect. The Company shall notify the Rights Agent whenever it makes a public announcement pursuant to this Section 11.1.4, and give the Rights Agent a copy of such announcement. For purposes of Section 11.1.3 and this Section 11.1.4 the value of the Common Stock issuable upon exercise of a Right in accordance with Section 7.3 hereof shall be the Current Market Price per share of the Common Stock (as determined pursuant to Section 11.4 hereof) on the Close of Business on the date of the first occurrence of such a Common Stock Event and the value of any Common Stock Equivalent shall be deemed to be equal to the Current Market Price per share of the Common Stock on such date.

11.2.    Issuance of Other Rights to Purchase Preferred Stock. In the event the Company shall, after the Dividend Record Date, fix a record date for the issuance of any options, warrants, or other rights to all holders of Preferred Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase (a) Preferred Stock, (b) shares having the same rights, privileges and preferences as the shares of any number of one one-hundredths of a share of Preferred Stock (“Equivalent Preferred Stock”) or (c) securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or Equivalent Preferred Stock (or having a conversion price per share of Preferred Stock or Equivalent Preferred Stock, if a security is convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price per share of Preferred Stock (determined in accordance with Section 11.4 hereof) determined as of such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date plus the number of shares of Preferred Stock and/or Equivalent Preferred Stock which the aggregate minimum offering price of the total number of shares of one one-hundredths of a share of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate minimum conversion price of such convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date plus the maximum number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or the maximum number of shares into which such convertible securities so to be offered are convertible). In case such subscription price may be paid by delivery of consideration part or all of which shall be in a form other than cash, for purposes of this Section 11.2 the value of such consideration shall be the fair market value thereof as determined in good faith by the Board (which determination shall be described in an Officers’ Certificate filed with the Rights Agent). Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such options, warrants or other rights are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed (subject, however, to such other adjustments as are provided herein).

11.3.    Distributions of Cash or Other Assets. In the event that the Company shall, after the Dividend Record Date, fix a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving or continuing Person) of evidences of indebtedness, cash (other than cash dividends paid out of the earnings or retained earnings of the Company and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied), other property (other than a dividend payable in a number of one one-hundredths of a share of Preferred Stock, but including any dividend payable in capital stock other than Preferred Stock), or subscription rights or warrants (excluding those referred to in Section 11.2 hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which the numerator shall be (a) the Current Market Price per share of Preferred Stock (as defined in Section 11.4 hereof) determined as of such record date, less (b) the sum of (i) that portion of cash plus (ii) the fair market value, as determined in good faith by the Board (which determination shall be described in an Officers’ Certificate filed with the Rights Agent) of that portion of such evidences of indebtedness, such other property, and/or such subscription rights or warrants applicable to one share of Preferred Stock and of which the denominator shall be such Current Market Price per share of the Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed (subject, however, to such other adjustments as are provided herein).

11.4.    Determination of Current Market Price and Closing Price. For purposes of any computation hereunder, the “Current Market Price” per share (or unit) of any security on any date shall be deemed to be the average of the daily Closing Prices of such security for the 30 consecutive Trading Days immediately prior to, but not including such date; provided, however, that in the event that the Current Market Price per share of such security is determined during a period following the announcement by the issuer of such security of (a) a dividend or distribution on such security payable in shares (or units) of such security or securities convertible into shares (or units) of such security, or (b) any subdivision, combination or reclassification of such security, and prior to the expiration of such 30 Trading Days after (x) the ex-dividend date for such dividend or distribution or (y) the record or effective date for such subdivision, combination or reclassification, as the case may be, then, and in each such case, the “Current Market Price” shall be the Closing Price of such security on the last day of such 30 Trading Day period.

For purposes of this Plan, the “Closing Price” of any security on any day shall be the last sale price, regular way, with respect to shares (or units) of such security, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, with respect to such security, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the national exchange on which such security is listed; or, if such security is not so listed or admitted to trading, the last quoted sale price with respect to shares (or units) of such security, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market with respect to shares (or units) of such security; or, if on any such date such security is not quoted by any such organization, the average of the closing bid and asked prices with respect to shares (or units) of such security, as furnished by a professional market maker making a market in such security selected by the Board; or, if no such market maker is available, the fair market value of shares (or units) of such security as of such day as determined in good faith by the Board (which determination shall be described in an Officers’ Certificate filed with the Rights Agent); provided, however, that the “Closing Price” of one one-hundredth of a share of Preferred Stock as of any Trading Day shall be equal to the Closing Price of a whole share of Preferred Stock on such Trading Day divided by 100; provided, further, that if the Closing Price of such a share of Preferred Stock as of any Trading Day cannot be reasonably determined by the foregoing provisions, the “Closing Price” of one one-hundredth of a share of Preferred Stock on such Trading Date shall be the Closing Price of a share of Common Stock on such Trading Day.

11.5.    Minor Adjustments; Calculation Precision; Purchase Price Reductions. No adjustment in the Purchase Price shall be required unless adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest (a) one-thousandth of a share (or similar unit) of Stock or securities other than Preferred Stock or Equivalent Preferred Stock or (b) one-millionth of a share of Preferred Stock or Equivalent Preferred Stock. Notwithstanding the first sentence of this Section 11.5, any adjustment required by this Section 11 shall be made no later than the earlier of (x) three years from the date of the transaction which mandates the adjustment or (y) the Expiration Date. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those required by this Section 11.5, as it in its discretion shall determine to be advisable in order that any dividends, subdivision of shares, distribution of rights to purchase shares of beneficial interest or other stock or securities, or distribution of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

11.6.    Comparable Adjustments upon Substitution of Securities. In the event that at any time, as a result of an adjustment made in respect of a Common Stock Event, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to such other shares contained in Sections 11.1, 11.2, 11.3, 11.5, 11.7, 11.8, 11.9, 11.10, 11.11, 11.13 and 11.15, and the provisions of Sections 7, 9, 10, 11.4, and 13 hereof with respect to the shares of Preferred Stock shall apply on like terms to any such other shares.

11.7.    Status of Rights Certificates After a Purchase Price Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights represented thereby, all subject to further adjustment as provided herein.

11.8.    Status of Rights Certificates After Certain Adjustments. Unless the Company shall have exercised its election as provided in Section 11.9 hereof, upon each adjustment of the Purchase Price as a result of the calculations made pursuant to Sections 11.2 and 11.3 hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a share of Preferred Stock (calculated to the nearest one-millionth of a share) obtained by (a) multiplying (i) the number of one one-hundredths of a share of Preferred Stock covered by a Right immediately prior to this adjustment, by (ii) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (b) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

11.9.    Option to Adjust Number of Rights. Assuming that no other adjustment pursuant to this Section 11 has been made, the Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of one of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to such adjustment of the Purchase Price by the Purchase Price in effect immediately after such adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9 the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 13 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed, and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

11.10.    No Obligation to Re-Issue Adjusted Right Certificates. Irrespective of any adjustment or change in the Purchase Price or the number of whole or fractional shares of Preferred Stock issuable upon exercise of such Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-hundredths of a share of Preferred Stock which were expressed in the initial Rights Certificates issued hereunder.

11.11.    Adjustments Below Par Value. Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the number of one one-hundredths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue such number of fully paid and nonassessable one one-hundredths of a share of Preferred Stock at such adjusted Purchase Price.

11.12.    Delay in Issuance of Rights Until Occurrence of Adjustment Event. In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice thereof to the Rights Agent) until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the number of one one-hundredths of a share of Preferred Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-hundredths of a share of Preferred Stock or other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional securities upon the occurrence of the event requiring such adjustment.

11.13.    Adjustments to Purchase Price for Tax Reasons. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, by means of a resolution of the Board acting in good faith, shall determine to be advisable in order that any consolidation or subdivision of the Common Stock, issuance wholly for cash of any Common Stock at less than the Current Market Price thereof, issuance wholly for cash of Common Stock (or other securities which by their terms are convertible into or exchangeable for Common Stock), dividends payable in shares of Common Stock or other capital stock or shares of beneficial interest, or issuance of rights, options, or warrants referred to hereinabove in this Section 11, hereafter made or declared by the Company to the holders of its Stock, shall not be taxable to such holders.

11.14.    No Prejudice of Rights Through Business Combinations. The Company covenants and agrees that it shall not, at any time after the Distribution Date, (a) consolidate with any other Person (other than a Subsidiary of the Company in a transaction that complies with Section 11.14 hereof), (b) merge with or into any other Person (other than a Subsidiary of the Company in a transaction that complies with the proviso at the end of this sentence), or (c) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, more than 25% of (i) the assets (taken at net asset value as stated on the books of the Company and determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied) or (ii) the earning power of the Company and its Subsidiaries (determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied) to any other Person or Persons (other than the Company or any of its Subsidiaries in a transaction that complies with the proviso at the end of this sentence), if (x) at the time of or immediately after such consolidation, merger or sale, there are any rights, warrants or other instruments or securities outstanding or agreements (whether or not in writing) in effect that would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of such other Person shall have received a distribution of Rights previously owned by such Person or any of its Affiliates; provided, however, that, subject to the following sentence, this Section 11.14 shall not affect the ability of any Subsidiary of the Company to consolidate with, or merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company. The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 22 or 26 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

11.15.    Adjustment of Rights upon Common Stock Dividend, Split or Combination. Anything in this Plan to the contrary notwithstanding, in the event that the Company shall at any time after the Declaration Date and prior to the Distribution Date (a) declare or pay a dividend on the then outstanding shares of Common Stock payable in shares of Common Stock or (b) effect a subdivision, combination or consolidation of the then outstanding Common Stock (by reclassification or otherwise than by payment of dividends in shares of Common Stock) into a greater or smaller number of shares, then in any such case, (x) the number of one one-hundredths of a share of Preferred Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-hundredths of a share of Preferred Stock so purchasable immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock then outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock then outstanding immediately following the occurrence of such event; and (y) each share of Common Stock then outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock then outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

11.16.    Exchangeable Shares Provision. Whenever an Exchangeable Share with a Right attached thereto is exchanged for a share of Common Stock, the Right attached to the Exchangeable Share shall be extinguished and void. Any share of the Common Stock issued upon the exchange of an Exchangeable Share shall have a Right attached in accordance with Section 3.5 hereof.

12.    Certificate of Adjustments. Whenever an adjustment (including without limitation, an event which causes Rights to become null and void) is made as provided in Section 11 or Section 12 hereof, the Company shall (a) promptly prepare an Officers’ Certificate setting forth such adjustment, including any adjustment in Purchase Price, the number of shares or Other Consideration payable, and a brief statement of the facts, computation and methodology accounting for such adjustment, (b) promptly file with the Rights Agent and with the applicable transfer agent for the Preferred Stock and Stock a copy of such Officers’ Certificate, and (c) mail a brief summary thereof to each registered holder of a Rights Certificate in accordance with Section 25 hereof. Notwithstanding the foregoing, the failure of the Company to make such certification or give such notice shall not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent shall be fully protected in relying on any such Officers’ Certificate and on any adjustment therein contained, and shall have no duty or liability with respect to, and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such an Officers’ Certificate.

13.    Fractional Rights and Fractional Shares.

13.1.    Cash in Lieu of Fractional Rights. The Company shall not be required to issue fractions of Rights or to distribute fractions of Rights, except prior to the Distribution Date as provided in Section 11.9 hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of issuing such fractional Rights, at the election of the Company, there shall be paid to the registered holders of the Rights with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 13.1, the current market value of a whole Right shall be the Closing Price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable, as determined pursuant to the second paragraph of Section 11.4 hereof.

13.2.    Cash in Lieu of Fractional Shares Upon Exercise. The Company shall not be required to issue fractions of shares of its capital stock upon exercise of the Rights or to distribute certificates which evidence fractional shares (other than, in each case with respect to Preferred Stock or Equivalent Preferred Stock, fractions which are integral multiples of one one-hundredth of a share of Preferred Stock or Equivalent Preferred Stock, as the case may be). Fractions of shares of Preferred Stock or Equivalent Preferred Stock, as the case may be, in integral multiples of one one-hundredth of a share of Preferred Stock or Equivalent Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depository selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock or the Equivalent Preferred Stock represented by such depositary receipts. In lieu of fractional shares, at the election of the Company, there shall be paid to the registered holders of Rights at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share of such capital stock. For purposes of this Section 13.2, the current market value of a share of such capital stock shall be the Closing Price of such capital stock for the Trading Day immediately prior to the date of such exercise.

13.3.    Waiver of Right to Fractions. The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or (except as provided in Section 13.2 hereof) any fractional share upon exercise of a Right. Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this plan relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

14.    Rights of Action. Excepting the rights of action given the Rights Agent under any Section hereunder and except as set forth in Section 19.12 hereof, all rights of action in respect of this Plan are vested in the registered holder of each Right; and any registered holder of any Right, without the consent of the Rights Agent or of the holder of any other Right, may, in its own behalf and for its own benefit, enforce, and may institute and maintain any suit, action, or proceeding against the Company to enforce, or otherwise act in respect of, such registered holder’s right to exercise the rights evidenced by such Right in the manner provided in such Rights Certificate and in this Plan, and the Company hereby agrees to reimburse such registered holder for all expenses (including reasonable attorneys’ fees) incurred by such registered holder in connection therewith. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of the obligations hereunder, and shall be entitled to injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Plan.

15.    Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Stock;

(b) from and after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with a form of assignment and certificate set forth on the reverse side thereof duly executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;

(c) subject to Sections 6.1 and 7.6 hereof, the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificate or, prior to the Distribution Date, the associated Stock certificate, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided, however, the Company agrees to use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

16.    Rights Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends, or otherwise be deemed for any purpose the holder of any securities of the Company which may be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote in the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any action by the Company, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24 hereof), or to receive dividends or preemptive rights, or otherwise, until the time specified in Section 10 hereof.

17.    Payment and Indemnification of the Rights Agent. The Company agrees to pay to the Rights Agent such reasonable compensation as shall be agreed to in writing between the Company and the Rights Agent for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, delivery, amendment, administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damages, judgments, fines, penalties, claims, demands, settlements, costs or expenses (including, without limitation, the reasonable fees and expenses of legal counsel), incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance, administration, exercise and performance of this Plan, including the costs and expenses of defending against any claim of liability for any of the foregoing. The costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company. The provisions of this Section 17 and Section 19 below shall survive the termination of this Plan, the exercise or expiration of the Rights and the resignation or removal of the Rights Agent. The Rights Agent shall be fully protected and shall incur no liability for or in respect of any action taken, suffered, or omitted by it in connection with its acceptance and administration of this Plan and the exercise and performance of its duties hereunder in reliance upon any Rights Certificate or certificate for any number of one one-hundredths of a share of Preferred Stock, or for shares of Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed and executed by the proper Person or Persons, and verified or acknowledged as required by this Plan, or otherwise upon the advice of counsel as set forth in Section 19 hereof.

18.    Merger or Consolidation or Change of Name of Rights Agent. Any Person into which the Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent shall be a party, or any Person succeeding to the shareholder services business of the Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 20 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan and any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Plan. In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Plan.

19.    Rights and Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly imposed upon it by this Plan and no implied duties or obligations shall be read into this Plan against the Rights Agent. The Rights Agent shall perform its duties and obligations hereunder upon the following terms and conditions:

19.1.    Consultation with Legal Counsel. The Rights Agent may consult with legal counsel of its selection (who may be legal counsel to the Company or an employee of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect to any action taken, suffered or omitted by it in good faith and in accordance with such advice or opinion.

19.2.    Officer’s Certificate. Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate (an “Officers’

Certificate”) signed by a person believed by the Rights Agent to be the Chairman of the Board, the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such Officers’ Certificate shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect to any action taken, suffered or omitted to be taken by it under the provisions of this Plan in reliance upon such Officers’ Certificate.

19.3.    Liability. The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Rights Agent be liable for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage. Any liability of the Rights Agent under this Plan will be limited to the amount of fees paid by the Company to the Rights Agent.

19.4.    No Liability for Facts or Recitals. The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Rights Certificates (except its countersignature on such Rights Certificate) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith unless and until it has received such notice.

19.5.    Limitations on Responsibility. The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 22 hereof or be responsible for the manner, method or amount of any such adjustment or procedures or the ascertaining of the existence of facts that would require any such adjustment or procedure (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt of a certificate delivered pursuant to Section 12 hereof, describing any such adjustment or procedures); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Stock, Common Stock or other securities to be issued pursuant to this Plan or any Rights Certificate or as to whether any shares of Common Stock, or any shares or similar units of other securities, will, when issued, be validly authorized and issued, fully paid, and nonassessable.

19.6.    Further Assurances by the Company. The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

19.7.    Authorization to Rely upon Instructions. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person believed by the Rights Agent to be the Chairman of the Board, the President or any Vice President or the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and such instruction shall be full and complete authorization and protection to the Rights Agent and it shall not be liable for or in respect to any action taken, suffered or omitted to be taken by it in accordance with instructions of any such officer. The Rights Agent shall be fully authorized and protected in relying upon the most recent instructions received by any officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted by the Rights Agent with respect to its duties or obligations under this Plan and the date on and/or after which such action shall be taken, suffered or omitted and the Rights Agent shall not be liable for or in respect to any action taken, suffered or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking, suffering or omitting any such action, the Rights Agent has received written instructions from the Company in response to such application specifying the action to be taken, suffered or omitted.

19.8.    Transactions with the Company. The Rights Agent and any stockholder, director, officer, Affiliate or employee of the Rights Agent may buy, sell, or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent or any stockholder, director, Affiliate, officer, or employee from acting in any other capacity for the Company or for any other Person.

19.9.    No Liability for Acts of Agents. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or any other person resulting from any such act, default, neglect or misconduct absent gross negligence, bad faith, or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction).

19.10.    No Financial Risk. No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

19.11.    Acting on Void Rights. If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certification appearing on the reverse side thereof following the form of election to purchase has either not been properly completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

19.12.    No Liability to Third Parties. The provisions of this Section 19 are solely for the benefit of the Rights Agent or the Company and any failure or omission under this Section 19 shall not affect the rights of the Company under this Plan, and neither the Rights Agent nor the Company shall have any liability to any holder of Rights or other Person on account of such failure or omission.

20.    Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon 30 days’ notice in writing mailed to the Company and to the applicable transfer agent of the Stock by registered or certified overnight mail, and, subsequent to the Distribution Date, to the holders of the Rights Certificates by first class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent, to the applicable transfer agent of the Stock by registered or certified mail, and, subsequent to the Distribution Date, to the holders of the Rights Certificates by first class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then the registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be:

(a) a Person organized and doing business under the laws of the United States or of any other State of the United States, in good standing, having an office designated for such purpose, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000, or

(b) an Affiliate of a Person described in clause (a) of this sentence.

After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose; and, except as the context herein otherwise requires, such successor Rights Agent shall be deemed to be the “Rights Agent” for all purposes of this Plan. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and the applicable transfer agent of the Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 20, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

21.    Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale by the Company of shares of Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (x) no such Rights evidenced by a Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights would be issued, and (y) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

22.    Redemption and Termination. The Board may, at its option, at any time prior to a Common Stock Event, redeem all (but not less than all) of the then outstanding Rights at a redemption price of $.001 per Right, appropriately adjusted to reflect any stock split, stock dividend, combination of shares, or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights may be made effective at such time, and on such basis and subject to such conditions as the Board in its sole discretion may establish. Immediately upon the taking of such action ordering the redemption of all of the Rights, evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights so redeemed will terminate and the only right thereafter of the holders of such Rights so redeemed shall be to receive the Redemption Price (without the payment of any interest thereon). The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board. Within 10 days after such action ordering the redemption of all of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the applicable transfer agent for the Stock; provided, that, failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price shall be made. If legal or contractual restrictions prevent the Company from paying the Redemption Price (in the form deemed appropriate by the Board) at the time of redemption, the Company will pay the Redemption Price, without interest, promptly after such time as the Company ceases to be so prevented from paying the Redemption Price.

23.    Exchange.

23.1.    Exchange Option. The Board may, at its option, at any time after a Common Stock Event, exchange all or part of the then outstanding and exercisable Rights for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any adjustment in the number of Rights pursuant to Section 11 occurring after the date hereof (such exchange ratio, as the same may be so adjusted from time to time, being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board may, at its option, at any time after a Common Stock Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7.5) for shares of Common Stock at an exchange ratio specified in the following sentence, as appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Plan. Subject to the adjustment described in the foregoing sentence, the Board may, at its option, at any time after any Person becomes an Acquiring Person exchange all or part of the then outstanding and exercisable Rights for that number of shares of Common Stock per Right equal to fifty percent (50%) of the shares of Common Stock receivable upon the exercise of such Right under Section 11.1.2 (such exchange ratio being referred to herein as the “Alternative Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect any such exchange at any time after any Acquiring Person, together with all Affiliates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock then outstanding.

23.2.    Termination of Right to Exercise; Notices. Immediately upon the action of the Board ordering the exchange of any Rights pursuant to Section 23.1 and without any further action and without any notice, the right to exercise such Rights shall terminate, and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio or the Alternative Exchange Ratio, as applicable. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to the Rights Agent and to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights shall be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7.5 hereof) held by each holder of Rights.

23.3.    Substitution for Common Stock. In any exchange pursuant to this Section 23, the Company, at its option, may substitute shares of Preferred Stock (or shares of Equivalent Preferred Stock) for shares of Common Stock exchangeable for Rights, at the initial rate of one one-hundredth of a share of Preferred Stock (or share of Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of shares of Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock (or share of Equivalent Preferred Stock) delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

23.4.    Authorization of Additional Shares. In the event that there shall not be sufficient shares of Common Stock or Preferred Stock authorized but unissued or issued but not outstanding to permit any exchange of Rights as contemplated in accordance with this Section 23.4, the Company shall take all such action as may be necessary to authorize additional Common Stock or Preferred Stock for issuance upon exchange of the Rights.

23.5.    No Fractions. The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to each registered holder of a Rights Certificate with regard to which a fractional share of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 23.5, the current market value of a whole share of Common Stock shall be the Closing Price of a share of Common Stock (as determined pursuant to Section 11.4 hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 23.5.

24.    Notice of Proposed Actions. In case the Company shall after the Distribution Date propose:

(a) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a cash dividend out of earnings or the retained earnings of the Company);

(b) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock, Common Stock or shares of stock of any other class or any other securities, rights, or options;

(c) to effect any reclassification of the Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock);

(d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 25% of:

(i) the assets of the Company and its Subsidiaries (taken at net asset value as stated on the books of the Company and determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied), or

(ii) the earning power of the Company and its Subsidiaries (determined on a consolidated basis in accordance with generally accepted accounting principles consistently applied) to any other Person or Persons; or

(e) to effect the liquidation, dissolution or winding up of the Company,

then, in each such case, the Company shall give to the Rights Agent and each holder of a Right, in accordance with Section 25 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 20 days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Stock whichever shall be the earlier. The failure to give notice required by this Section 24 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action. In case any Common Stock Event described in Section 11.1.2 hereof shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to the Rights Agent and each holder of a Rights Certificate, in accordance with Section 25 hereof, a notice of the occurrence of such Common Stock Event, which shall specify such event and the consequences of the event to holders of Rights under Section 11.1.2 hereof. Notwithstanding anything in this Plan to the contrary, prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Plan and no other notice need be given.

25.    Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Rights Certificate to the Company shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

SMTC Corporation
635 Hood Road
Markham, Ontario, L3R 4N6

Attention: Chief Financial Officer

Copy to:	Brian C. Erb
Ropes & Gray LLP
Three Embarcadero Center
San Francisco, CA 94111-4006

Subject to the provisions of Sections 18 and 20 hereof, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Mellon Investor Services LLC
Newport Office Center VII
480 Washington Blvd
Jersey City, NJ 07310

Attention: General Counsel

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

26.    Supplements and Amendments. For as long as the Rights are then redeemable and except as provided in the last sentence of this Section 26, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Plan without the approval of any holders of the Rights. At any time when the Rights are not then redeemable and except as provided in the last sentence of this Section 26, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Plan without the approval of any holders of Right Certificates (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (iii) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided that no such supplement or amendment pursuant to this clause (iii) shall materially adversely affect the interest of the holders of Rights (other than an Acquiring Person or any other Person in whose hands Rights are null and void under the provisions of 7.5 hereof). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment; provided, however, that the Rights Agent shall not be obligated to enter into any such supplement or amendment that adversely affects the Rights Agent’s own rights, duties, obligations or immunities under this Plan and shall not be bound by any such supplement or amendment not executed by it. Without limiting the foregoing, the Company may at any time prior to the time any Person becomes an Acquiring Person amend this Plan to raise or lower the threshold set forth in definition “Acquiring Person” (the “Reduced Threshold”), to raise or lower the Redemption Price or to extend or shorten the Expiration Date; provided, however, that no Person who beneficially owns a number of shares of Common Stock equal to or greater than the Reduced Threshold shall become an Acquiring Person unless such Person shall, after the public announcement of the Reduced Threshold, increase its beneficial ownership of the then outstanding Common Stock (other than as a result of an acquisition of Common Stock by the Company) to an amount equal to or greater than the greater of (A) the

Reduced Threshold or (B) the sum of (x) the lowest beneficial ownership of such Person as a percentage of the then outstanding Common Stock as of any date on or after the date of the public announcement of such Reduced Threshold plus (y) 0.001%.

27.    Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

28.    Determinations and Actions by the Board; Etc. The Board shall have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board, or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (a) interpret the provisions of this Plan and (b) make all determinations deemed necessary or advisable for the administration of this Plan. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below all omissions with respect to the foregoing) which are done or made by the Board in good faith and with the concurrence of a majority of the Board then in office shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties and (y) not subject any Director to any liability to the holders of the Rights. The Rights Agent shall be entitled to assume the Board acted in good faith and shall be fully protected and incur no liability in the Rights Agent’s reliance thereon.

29.    Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent, and the registered holders of the Rights (and, prior to the Distribution Date, the associated shares of Stock) any legal or equitable right, remedy, or claim under this Plan or the Rights; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent, and the registered holders of the Rights (and, prior to the Distribution Date, the associated Stock).

30.    Severability. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof; provided, however, if such excluded provision shall affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately. If any term, provision, covenant or restrictions of this Plan is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Plan, the right of redemption set forth in Section 22 hereof shall be reinstated and shall not expire until the Close of Business on the 10th day following the date of such determination by the Board.

31.    Governing Law. This Plan and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of said State applicable to contracts to be made and performed entirely within said State; provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

32.    Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

33.    Descriptive Headings. Descriptive headings of the several Sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

34.    Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunctions of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

35.    Patriot Act. The Company acknowledges that the Rights Agent is subject to the customer identification program (“Customer Identification Program”) requirements under the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify the Company. Accordingly, prior to accepting an appointment hereunder, the Rights Agent may request information from the Company that will help the Rights Agent to identify the Company, including without limitation the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business, or any other information that the Rights Agent deems necessary. The Company agrees that the Rights Agent cannot accept an appointment hereunder unless and until the Rights Agent verifies the Company’s identity in accordance with the Customer Identification Program requirements.

36.    Incentive Compensation Program. Mellon Investor Services LLC (“MIS”) has adopted an incentive compensation program designed (i) to facilitate clients gaining access to and being provided with explanations about the full range of products and services offered by MIS and its subsidiaries and (ii) to expand and develop client relationships. This program may lead to the payment of referral fees and/or bonuses to employees of MIS or its subsidiaries who may have been involved in a referral that resulted in the execution of obtaining of products or services by the Company covered by this plan or which may be ancillary or supplemental to such products or services. Any such referral fees or bonuses are funded solely out of fees and commissions paid by the Company under this plan or with respect to such ancillary or supplemental products or services.

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed and set their respective hands and seals, all as of the day and year first above written.

SMTC Corporation

By:	/S/ JANE TODD
Title: Chief Financial Officer

Mellon Investor Services LLC, as Rights Agent

By:	/S/ EDWARD SCHMITT
Title: Vice President

PROXY AND VOTING INSTRUCTION

SMTC CORPORATION

ANNUAL MEETING OF STOCKHOLDERS—JULY 28, 2010

This proxy is solicited on behalf of the Board of Directors

YOUR VOTE IS IMPORTANT.

Please take a moment now to vote your shares of SMTC Corporation common stock for the upcoming Annual Meeting of Stockholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone—Please call toll-free at 1-866-540-5760 on a touch-tone telephone and follow the simple recorded instructions. Then, if you wish to vote as recommended by the Board of Directors, simply press 1. If you do not wish to vote as the Board recommends, you need only respond to a few simple prompts. Your vote will be confirmed and cast as you directed. (Telephone voting is available for residents of the U.S. and Canada only.)

OR

2.	Vote by Internet—Please access www.proxyvoting.com/smtx and follow the instructions on the screen.

You may vote by telephone or Internet 24 hours a day, 7 days a week.

Your telephone or Internet vote authorizes the named proxies in the same manner as if you had executed a proxy card.

OR

3.	Vote by Mail—If you received your proxy materials by mail or printed the proxy card posted at www.smtc.com/en/proxy, you can vote by mail by signing, dating and mailing the proxy card to: SMTC Corporation, 635 Hood Road, Markham, Ontario, Canada L3R 4N6.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by SMTC Corporation in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

FORM OF PROXY CARD FOR SMTC CORPORATION’S 2010 ANNUAL MEETING

SMTC CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SMTC CORPORATION FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 28, 2010

The undersigned, having received the Notice of Annual Meeting of Stockholders and the Proxy Statement on behalf of the Board of Directors of SMTC Corporation (the “Company”), hereby appoints Wayne McLeod, John Caldwell and John Marinucci as proxies of the undersigned (with full power of substitution) to attend the Annual Meeting of Stockholders of SMTC Corporation to be held on July 28, 2010 at 11:00 a.m. Eastern Daylight Time at 635 Hood Road, Markham, Ontario, Canada L3R 4N6 and all adjournments thereof (the “Annual Meeting”) and to vote all shares of Common Stock of SMTC Corporation that the undersigned would be entitled to vote, if personally present, in regard to all matters which may come before the Annual Meeting, and without limiting the general authorization hereby given, the undersigned directs that his or her vote be cast as specified in this Proxy.

This Proxy when properly executed will be voted in the manner specified herein. If no specification is made, the Proxies will be voted FOR the nominees and FOR all of the Proposals. If any of the nominees are not available to serve, this Proxy may be voted for a substitute. This Proxy delegates discretionary authority with respect to matters not known or determined at the time of solicitation of this Proxy. The undersigned hereby revokes any other proxy previously granted to vote the same shares of Common Stock at the Annual Meeting.

SEE REVERSE SIDE. If you wish to vote in accordance with the recommendations of the Board of Directors, just sign on the reverse side. You need not mark any boxes.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

The Board of Directors recommends a vote FOR the following matter:	Please mark your vote as indicated in this example: ☒

Proposal No. 1
The election of the following directors for a term ending 2011.	FOR	WITHHELD
John Caldwell	☐	☐
John Marinucci	☐	☐
Wayne McLeod	☐	☐
David Sandberg	☐	☐
Anton Simunovic	☐	☐
Alex Walker	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below:

Proposal No. 2

To ratify the appointment of KPMG LLP as independent registered public accountants.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 3

To approve the SMTC Corporation 2010 Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 4

To ratify the adoption of the Tax Benefits Preservation Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS PROXY FORM USING THE ENCLOSED ENVELOPE.

I plan to attend the meeting.	☐

I do not plan to attend the meeting.	☐

Signature	Date

Signature	Date

NOTE: Please sign name exactly as it appears on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Notice to Exchangeable Stockholders

Our records show that you own exchangeable shares (“Exchangeable Shares”) in the capital of SMTC Manufacturing Corporation of Canada (“SMTC Canada”), a Canadian company. The Exchangeable Shares provide you with economic and voting rights which are, as nearly as practicable, equivalent to those of holders of shares of common stock of SMTC Corporation, the U.S. parent of SMTC Canada, including the right to attend and vote at meetings of the common stockholders of SMTC Corporation. SMTC Corporation (the “Company”) will be holding an annual meeting (the “Annual Meeting”) of its common stockholders on July 28, 2010 to:

1. To elect six directors to serve until the 2011 Annual Meeting and until successors are elected and qualified in accordance with the by-laws of the Company.

2. To ratify the appointment of KPMG LLP as SMTC Corporation’s independent registered public accountants for the fiscal year ending January 2, 2011.

3. To approve the SMTC Corporation 2010 Incentive Plan.

4. To ratify the adoption of the SMTC Corporation Tax Benefits Preservation Plan.

5. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

At such Annual Meeting you will have voting rights, as described below, equal to the number of Exchangeable Shares you hold. You are permitted to instruct CIBC Mellon Trust Company, the Trustee under the Voting and Exchange Trust Agreement, as to how the Trustee is to vote your Exchangeable Shares at the Annual Meeting of SMTC Corporation. If you do not give voting instructions, the Trustee will not be entitled to exercise the voting rights attached to your Exchangeable Shares. Alternatively, you may instruct the Trustee to give you, or a person designated by you, a proxy to exercise personally the voting rights attached to your Exchangeable Shares. To instruct the Trustee as to how you wish to exercise your voting rights, you must complete, sign, date and return the enclosed voting instruction card to the Trustee by 5:00 p.m., Eastern Daylight Time, on July 26, 2010. Whether or not you plan to attend, please sign, date and return the voting instruction card in the envelope provided in order to ensure that your Exchangeable Shares will be represented at the Annual Meeting.

You have the right to revoke any instructions to the Trustee by giving written notice of revocation to the Trustee or by executing and delivering to the Trustee a later-dated voting instruction card. No notice of revocation or later-dated voting instruction card however, will be effective unless received by the Trustee prior to 5:00 p.m., Eastern Daylight Time, on July 26, 2010.

Non-Registered Holders

Only registered holders of Exchangeable Shares of SMTC Canada are permitted to instruct the Trustee as to how to vote their Exchangeable Shares at the Annual Meeting or to attend and vote at the Annual Meeting in person or by proxy as described above. You may be a beneficial owner of Exchangeable Shares (a “Non-Registered Holder”) if your Exchangeable Shares are registered either:

(i)	in the name of an intermediary (an “Intermediary”) with whom you deal in respect of the Exchangeable Shares, such as, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, and similar plans; or

(ii)	in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Intermediary is a participant.

SMTC Corporation has distributed copies of the Notice of Annual Meeting, the Proxy Statement dated June 18, 2010, and the Notice to Exchangeable Stockholders (collectively, the “Meeting Materials”) to Intermediaries who are required to forward these Meeting Materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. If you are a Non-Registered Holder who has not waived the right to receive Meeting Materials you will be given either:

(i)	a voting instruction card which has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of Exchangeable Shares beneficially owned by you but which is otherwise blank. This voting instruction card need not be signed by you. In this case, if you wish to direct the voting of the Exchangeable Shares held by you or attend and vote at the Annual Meeting (or have another person attend and vote on your behalf) you should properly complete the voting instruction card and deposit it with CIBC Mellon Trust Company, P.O. Box 721, Agincourt, Ontario M1S OA1 or by fax to (416) 368-2502 prior to 5:00 p.m., Eastern Daylight Time, on July 26, 2010; or

(ii)	a voting instruction form which must be completed and signed by you in accordance with the directions on the voting instruction form.

The purpose of these procedures is to permit you, as a Non-Registered Holder, to direct the voting of the Exchangeable Shares you beneficially own or to attend and vote at the Annual Meeting, in person or by proxy. Non-Registered Holders should carefully follow the instructions of their Intermediaries and their service companies.

A Non-Registered Holder may revoke a voting instruction card/form given to an Intermediary at any time by written notice to the Intermediary, except that an Intermediary is not required to act on a revocation of a voting instruction card/form that is not received by the Intermediary at least seven days prior to the Annual Meeting.

Information relating to SMTC Corporation

Exchangeable Shares are exchangeable on a one-for-one basis for shares of common stock of SMTC Corporation and you, as a holder of Exchangeable Shares, are entitled to receive dividends from SMTC Canada payable at the same time as and equivalent to, on a per-share basis, any dividends paid by SMTC Corporation to holders of its shares of common stock. As a result of the economic and voting equivalency between the Exchangeable Shares and shares of common stock of SMTC Corporation you, as a holder of Exchangeable Shares, will have a participating interest determined by reference to SMTC Corporation not SMTC Canada. Accordingly, it is information relating to SMTC Corporation that is relevant to you and enclosed in this package is SMTC Corporation’s Proxy Statement which we urge you to read carefully.

Markham, Ontario

June 18. 2010

VOTING INSTRUCTION CARD

DIRECTION GIVEN BY REGISTERED HOLDERS OF

EXCHANGEABLE SHARES OF SMTC MANUFACTURING CORPORATION

OF CANADA FOR THE JULY 28, 2010 ANNUAL MEETING

OF STOCKHOLDERS OF SMTC CORPORATION

The undersigned, having read the Notice of Annual Meeting of Stockholders regarding the annual meeting (the “Annual Meeting”) of common stockholders of SMTC Corporation (the “Company”) to be held at 635 Hood Road, Markham, Ontario, Canada L3R 4N6 on Wednesday, July 28, 2010 at 11:00 a.m. (Eastern Daylight Time), the Proxy Statement dated June 18, 2010 and the accompanying Notice to Exchangeable Stockholders, receipt of each of which is hereby acknowledged, does hereby instruct and direct CIBC Mellon Trust Company (the “Trustee”), pursuant to the provisions of the Voting and Exchange Trust Agreement (the “Agreement”) dated as of July 27, 2000, among the Company, SMTC Manufacturing Corporation of Canada (“SMTC Canada”), SMTC Nova Scotia Company, and the Trustee, as follows:

(PLEASE NOTE: IF NO DIRECTION IS MADE AND YOU SIGN BELOW, THE TRUSTEE IS HEREBY AUTHORIZED AND DIRECTED TO VOTE FOR ITEM 1 BELOW AND AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING TO VOTE IN ITS DISCRETION.)

(PLEASE SELECT ONE OF A, B OR C)

A.	☐	Exercise or cause to be exercised, whether by proxy given by the Trustee to a representative of the Company or otherwise, the undersigned’s voting rights at the Annual Meeting, or any postponement or adjournment thereof, as follows:

(PLEASE COMPLETE THE FOLLOWING ONLY IF YOU HAVE SELECTED ALTERNATIVE A.)

	1.	To vote on the election of the following directors for a term ending 2011:
			FOR	WITHHELD
		01 John Caldwell	☐	☐
		02 John Marinucci	☐	☐
		03 Wayne McLeod	☐	☐
		04 David Sandberg	☐	☐
		05 Anton Simunovic	☐	☐
		06 Alex Walker	☐	☐

	2.	To vote FOR ☐, AGAINST ☐ or ABSTAIN FROM VOTING ☐ or, if no specification is made, to vote FOR the appointment of KPMG LLP as independent registered public accountants.

	3.	To vote FOR ☐, AGAINST ☐ or ABSTAIN FROM VOTING ☐ or, if no specification is made, to vote FOR the approval of the SMTC Corporation 2010 Incentive Plan.

	4.	To vote FOR ☐, AGAINST ☐ or ABSTAIN FROM VOTING ☐ or, if no specification is made, to vote FOR the adoption of the SMTC Corporation Tax Benefits Preservation Plan.

	5.	To vote, in its discretion, upon any and all matters incident to the foregoing and such other business as may legally come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

(IF YOU HAVE SELECTED ALTERNATIVE A, PLEASE GO DIRECTLY TO THE SIGNATURE LINE ON THIS DOCUMENT.)

B.	☐	Deliver a proxy card to the undersigned at the Annual Meeting with respect to all Exchangeable Shares of SMTC Canada held by the undersigned on the record date for the Annual Meeting so that the undersigned may exercise personally the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.

(IF YOU HAVE SELECTED ALTERNATIVE B, PLEASE GO DIRECTLY TO THE SIGNATURE LINE ON THIS DOCUMENT.)

C.	☐	Deliver a proxy card to to attend and act for and on behalf of the undersigned at the Annual Meeting with respect to all the Exchangeable Shares of SMTC Canada held by the undersigned on the record date for the Annual Meeting with all the powers that the undersigned would possess if personally present and acting thereat including the power to exercise the undersigned’s voting rights at the Annual Meeting or any postponement or adjournment thereof.

(IF YOU HAVE SELECTED ALTERNATIVE C, PLEASE GO DIRECTLY TO THE SIGNATURE LINE ON THIS DOCUMENT.)

Executed on the             day of             , 2010.

Signature: ___________________

Print Name:  _________________

Signature: ___________________

Print Name:  _________________

NOTES:

(1)	A stockholder has the right to appoint a person to represent him/her at the Annual Meeting by inserting in the space provided in Alternative C the name of the person the stockholder wishes to appoint. Such person need not be a stockholder.
(2)	To be valid, this voting instruction card must be signed and deposited with CIBC Mellon Trust Company, P.O. Box 721, Agincourt, Ontario M1S OA1 in the enclosed return envelope or by fax to (416) 368-2502 prior to 5:00 p.m., Eastern Daylight Time, on July 26, 2010 or, if the Annual Meeting is adjourned, 48 hours (excluding weekends and holidays) before any adjourned Annual Meeting.
(3)	If an individual, please sign exactly as your Exchangeable Shares are registered.

If the stockholder is a corporation, this voting instruction card must be executed by a duly authorized officer or attorney of the stockholder and, if the corporation has a corporate seal, its corporate seal should be affixed.

If Exchangeable Shares are registered in the name of an executor, administrator or trustee, please sign exactly as the Exchangeable Shares are registered. If the Exchangeable Shares are registered in the name of the deceased or other stockholder, the stockholder’s name must be printed in the space provided. This voting instruction card must be signed by the legal representative with his/her name printed below his/her signature and evidence of authority to sign on behalf of the stockholder must be attached to this voting instruction card.

In many cases, Exchangeable Shares beneficially owned by a holder (a “Non-Registered Holder”) are registered in the name of a securities dealer or broker or other intermediary, or clearing agency. Non-Registered Holders should, in particular, review the section entitled “Non-Registered Holders” in the accompanying Notice to Exchangeable Stockholders and carefully follow the instructions of their intermediaries.

(4)	If a share is held by two or more persons, each should sign this voting instruction card.
(5)	If this voting instruction card is not dated in the space provided, it is deemed to bear the date on which it is mailed by the stockholder.